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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ARCHER-DANIELS-MIDLAND COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ARCHER-DANIELS-MIDLAND COMPANY

4666 Faries Parkway, Decatur, Illinois 62526-5666

NOTICE OF ANNUAL MEETING

To All Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Archer-Daniels-Midland Company, a Delaware corporation, will be held at the JAMES R. RANDALL RESEARCH CENTER, 1001 BRUSH COLLEGE ROAD, DECATUR, ILLINOIS, on Thursday, November 4, 2004, at 11:00 A.M., for the following purposes:

(1) To elect Directors to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

(2) To consider and take action respecting the adoption of an amendment to the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan, recommended by the Board of Directors of the Company;

(3) To consider and take action respecting the adoption of the ADM International Limited Savings-Related Share Option Scheme, recommended by the Board of Directors of the Company;

(4) If properly presented, to consider and act upon the Stockholders’ proposal set forth in the accompanying Proxy Statement; and

(5) To transact such other business as may properly come before the meeting.

By Order of the Board of Directors

D. J. SMITH, SECRETARY

September 22, 2004

ARCHER-DANIELS-MIDLAND COMPANY

4666 Faries Parkway, Decatur, Illinois 62526-5666

September 22, 2004

PROXY STATEMENT

General Matters

      The accompanying proxy is SOLICITED BY THE BOARD OF DIRECTORS of Archer-Daniels-Midland Company (the “Company”) for the Annual Meeting of Stockholders of the Company to be held at the JAMES R. RANDALL RESEARCH CENTER, 1001 BRUSH COLLEGE ROAD, DECATUR, ILLINOIS, on Thursday, November 4, 2004 at 11:00 A.M. This Proxy Statement and the enclosed form of proxy are first being mailed to Stockholders on or about September 22, 2004.

      The cost of solicitation of proxies will be borne by the Company. Georgeson Shareholder Communications Inc. has been retained by the Company to assist in solicitation of proxies at a fee of $21,000, plus reasonable out-of-pocket expenses. Solicitation other than by mail may be made by officers or by other employees of the Company or by employees of Georgeson Shareholder Communications Inc. by personal, telephone, mail or internet solicitation, the cost of which is expected to be nominal. The Company will reimburse brokerage firms and other securities custodians for their reasonable expenses in forwarding proxy materials to their principals.

      As a matter of policy, the Company keeps confidential proxies, ballots and voting tabulations that identify individual Stockholders. Such documents are available for examination only by the inspectors of election, the Company’s transfer agent and certain employees who are associated with processing proxy cards and tabulating the vote. The vote of any Stockholder is not disclosed except in a contested proxy solicitation or as may be necessary to meet legal requirements.

      Only holders of shares of Common Stock of record at the close of business on September 15, 2004 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on September 15, 2004, the Company had 653,967,695 outstanding shares of Common Stock, each share being entitled to one vote.

      Admittance to the Annual Meeting will be limited to Stockholders. If you are a Stockholder of record and plan to attend, please detach the admission ticket from the top of your proxy card and bring it with you to the Annual Meeting. The number of people admitted will be determined by how the shares are registered, as indicated on the admission ticket. If you are a Stockholder whose shares are held by a broker, bank or other nominee, please request an admission ticket by writing to our principal executive offices at: Archer-Daniels-Midland Company, Shareholder Relations, 4666 Faries Parkway, Decatur, IL 62526-5666. Evidence of your stock ownership, which you can obtain from your broker, bank or nominee, must accompany your letter. Stockholders who are not pre-registered will only be admitted to the meeting upon verification of stock ownership. The number of tickets sent will be determined by the manner in which shares are registered. If your request is received by October 21, 2004, an admission ticket will be mailed to you. All other admission tickets can be obtained at the registration table located at the James R. Randall Research Center lobby beginning at 9:30 A.M. on the day of the Annual Meeting.

      Shares represented by proxies in the form enclosed, properly executed, will be voted. Proxies may be revoked at any time prior to being voted by delivering written notice or a proxy bearing a later date to the Secretary of the Company or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

      With the exception of the election of directors, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for approval of each proposal presented in the Proxy Statement. A plurality of the votes of outstanding shares of Common Stock of the Company present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required for the election of directors. For the election of directors, withheld votes do not affect whether a nominee has received sufficient votes to be elected. For purposes of determining whether the Stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting and have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Principal Holders of Voting Securities

      The following Stockholder is known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company (based upon filings with the Securities and Exchange Commission):

Name and Address of Beneficial Owner	Amount		Percent of Class

State Farm Mutual Automobile Insurance	56,634,723	(1)	8.66
Company and Related Entities One State Farm Plaza Bloomington, Illinois 61701

(1)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 2, 2004. State Farm Mutual Automobile Insurance Company and related entities have shared dispositive power with respect to 237,831 shares, sole dispositive power with respect to 56,396,892 shares, shared voting power with respect to 23,898 shares and sole voting power with respect to 56,396,892 shares.

Election of Directors

      The Board of Directors has fixed the size of the Board at nine (9). It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the nominees named below.

      Seven of the nine nominees proposed for election to the Board of Directors are presently members of the Board. Messrs. D. J. Mimran and J. K. Vanier are not nominees for re-election. The new nominees for election are Mr. Alan L. Boeckmann and Mr. Thomas F. O’Neill. Mr. Boeckmann was recommended by the Nominating/ Corporate Governance Committee after having been identified by Spencer Stuart & Associates, an executive search firm engaged by the Nominating/ Corporate Governance Committee to assist it in identifying and evaluating individuals qualified to become members of the Board of Directors. Mr. O’Neill was recommended by the Nominating/ Corporate Governance Committee after having been identified by an executive officer of the Company.

      The proxies (unless otherwise directed) will be voted for the election of the nominees named herein as Directors to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In the event any nominee for Director becomes unable to serve as a Director, it is intended that the persons named in the proxy may vote for a substitute who will be designated by the Board of Directors. The Board has no reason to believe that any nominee will be unable to serve as a Director. All present members of the Board have served continuously as Directors from the year stated in the table below.

      The nominees, their age, position with the Company, principal occupation, directorships of other publicly-owned companies, the year in which each first became a Director, and the number of shares of Common Stock of the Company beneficially owned as of September 1, 2004, directly or indirectly, by each are shown in the following table. Unless otherwise indicated in the footnotes to the following table, and subject to community property laws where applicable, the Company believes that each of the nominees named in the following table has sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, all of the nominees have been executive officers of their respective companies or employed as otherwise specified below for at least the last five years.

	Year First
Name, Age, Principal Occupation or	Elected	Common		Percent
Position, Directorships of Other	as	Stock		of
Publicly-Owned Companies	Director	Owned		Class

G. Allen Andreas, 61	1997	5,095,433	(1)(3)	*
Chairman of the Board and Chief Executive of the Company
Alan L. Boeckmann, 56		0		*
Chairman and Chief Executive Officer of Fluor Corporation since February, 2002, Chief Operating Officer of Fluor Corporation from December, 2000 - February, 2002, Chief Executive Officer of Fluor Daniel Engineers & Constructors from March, 1999 - December, 2000, Director of Burlington Northern Santa Fe Corporation
Mollie Hale Carter, 42	1996	11,677,435	(2)(4)	1.79
Chairman, Sunflower Bank and Vice President, Star A, Inc. (a farming and ranching operation), Director of Westar Energy
Roger S. Joslin, 68	2001	28,747	(2)	*
Former Vice Chairman of the Board of State Farm Mutual Automobile Insurance Company
Patrick J. Moore, 50	2003	8,213	(2)	*
Chairman, President and Chief Executive Officer of Smurfit-Stone Container Corporation (a producer of paperboard and paper-based packaging products)
M. Brian Mulroney, 65	1993	61,035	(2)	*
Senior Partner in the law firm of Ogilvy Renault, Director of Barrick Gold Corporation, TrizecHahn Corporation, Cendant Corporation, AOL Latin America, Inc., Quebecor Inc. and Quebecor World, Inc.
Thomas F. O’Neill, 57		0		*
Principal, Sandler O’Neill & Partners, L.P. (an investment banking firm), Director of The Nasdaq Stock Market, Inc. and Misonix, Inc.
O. G. Webb, 68	1991	35,796	(2)	*
Farmer. Former Chairman of the Board and President, GROWMARK, Inc. (a farmer-owned cooperative)
Kelvin R. Westbrook, 49	2003	6,160	(2)	*
President and Chief Executive Officer of Millennium Digital Media, L.L.C. (a broadband services company), Director of Angelica Corporation

*	Less than 1% of outstanding shares

(1)	Includes shares allocated as a beneficiary under the Company’s Tax Reduction Act Stock Ownership Plan (TRASOP) and ADM Employee Stock Ownership Plan (ESOP).

(2)	Includes stock units allocated under the Company’s Stock Unit Plan for Nonemployee Directors that are deemed to be the equivalent of outstanding shares of Common Stock for accounting and valuation purposes.

(3)	Includes 2,999,807 shares, in which Mr. Andreas disclaims any beneficial interest, in trust for members of his family of which he is a trustee or has sole or shared voting power. Includes 917,504 shares that are unissued but are subject to stock options exercisable within 60 days from the date of this Proxy Statement.

(4)	Includes 4,869,347 shares owned by or in trust for members of Ms. Carter’s family in which Ms. Carter disclaims beneficial interest in 1,026,834 shares. Includes 6,645,883 shares held in family corporations with respect to which Ms. Carter disclaims any beneficial interest in 598,129 shares. Ms. Carter is a niece of Mr. Vanier.

      Mr. Mimran beneficially owns 46,569 shares of Common Stock of the Company, constituting less than 1% of the outstanding shares of Common Stock, which number includes stock units allocated under the Company’s Stock Unit Plan for Nonemployee Directors that are deemed to be the equivalent of outstanding shares of Common Stock for accounting and valuation purposes. Mr. Vanier beneficially owns 10,888,847 shares of Common Stock of the Company, constituting 1.67% of the outstanding shares of Common Stock, which number includes stock units allocated under the Company’s Stock Unit Plan for Nonemployee Directors that are deemed to be the equivalent of outstanding shares of Common Stock for accounting and valuation purposes. Such number also includes 2,735,216 shares held in family limited liability companies with respect to which Mr. Vanier disclaims any beneficial interest.

Executive Officer Stock Ownership

      The following table shows the number of shares of Common Stock of the Company beneficially owned as of September 1, 2004, directly or indirectly, by each of the Executive Officers, other than the Chief Executive, named in the Summary Compensation Table on page 8.

		Options
	Common Stock	Exercisable	Percent
Name	Owned(1)	Within 60 Days	of Class

P. B. Mulhollem	589,039	132,009	*
D. J. Smith	231,845	148,587	*
W. H. Camp	231,428	112,958	*
J. D. Rice	236,834	127,210	*

*	Less than 1% of outstanding shares

(1)	Includes shares allocated under the Company’s ESOP and 401(k).

      Common Stock beneficially owned by all Directors and Executive Officers as a group, numbering 34 persons including those listed above, is 32,752,067 shares representing 5.01% of the outstanding shares, of which 2,394,604 shares are unissued but are subject to stock options exercisable within 60 days from the date of this Proxy Statement.

Independence of Directors

      The listing standards of the New York Stock Exchange (“NYSE”) require companies listed on the NYSE to have a majority of “independent” directors. Subject to certain exceptions and transition provisions, the NYSE standards generally provide that a director will not be independent if (1) the director or a member of the director’s immediate family is, or in the past three years has been, an executive officer of the Company; (2) the director or a member of the director’s immediate family has received more than $100,000 per year in direct compensation from the Company other than for service as a director; (3) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by the Company’s independent auditors; (4) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where an executive officer of the Company serves on the compensation committee; or (5) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, the Company in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1 million or two percent of such other company’s consolidated gross revenues.

      The Company’s Bylaws also provide that a majority of the Board of Directors be comprised of independent directors. Under the Company’s Bylaws, an “independent director” means a director who (a) is not a current employee or a former member of senior management of the Company or an affiliate of the Company, (b) is not employed by a provider of professional services to the Company, (c) does not have any business relationship with the Company, either personally or through a company of which the director is an officer or a controlling shareholder, that is material to the Company or to the director, (d) does not have a close family relationship, by blood, marriage or otherwise with any member of senior management of the Company or an affiliate of the Company, (e) is not an officer of a company of which the Company’s chairman or chief executive is also a board member, (f) is not personally receiving compensation from the Company in any capacity other than as a director, and (g) does not personally receive or is not an employee of a foundation, university, or other institution that receives grants or endowments from the Company, that are material to the Company or to either the recipient and/or the foundation, university or institution.

      The Board of Directors has reviewed business and charitable relationships between the Company and each non-employee Director and Director nominee to determine compliance with the NYSE and Bylaw standards described above and to evaluate where there are any other facts or circumstances that might impair a Director’s or nominee’s independence. Based on that review, the Board has determined that seven of its nine current members and both of the new Director nominees are independent. Mr. Andreas is not independent under the NYSE or Bylaw standards because of his employment with the Company. Mr. Mulroney is not independent under the Company’s Bylaw standards because he is the senior partner of a law firm that provides professional services to the Company.

Corporate Governance Guidelines

      The Board has adopted Corporate Governance Guidelines that govern the structure and functioning of the Board and set out the Board’s policies on governance issues. The Guidelines, along with the written charters of each of the committees of the Board, are posted on the Company’s internet site, www.admworld.com, and are available free of charge on written request to Secretary, Archer-Daniels-Midland Company, 4666 Faries Parkway, Decatur, Illinois, 62526-5666.

Executive Sessions

      In accordance with the Company’s Corporate Governance Guidelines, the non-management Directors meet in executive session at least annually. If the non-management Directors include any Directors who are not independent pursuant to the Board’s determination of independence, at least one executive session will include only independent Directors. The Vice Chairman of the Board, or in his or her absence, the Chairman of the Nominating/ Corporate Governance Committee, presides at such meetings.

Board Meetings and Attendance at Annual Meetings of Stockholders

      During the last fiscal year, the Board of Directors of the Company held five regularly scheduled meetings and four special meetings. All incumbent Directors attended 75% or more of the combined total meetings of the Board and the committees on which they served during the last fiscal year. The Company expects all nominees to serve as a Director to attend the Annual Meeting of Stockholders. All Director nominees standing for election at the Company’s last Annual Meeting of Stockholders held on November 6, 2003 attended that meeting.

Information Concerning Committees and Meetings

      The Board’s committee structure consists of Audit, Compensation/ Succession, Nominating/ Corporate Governance, and Executive Committees. Each of such Committees operates pursuant to a written charter adopted by the Board.

      The Audit Committee consists of Mr. Joslin, Chairperson, Messrs. Mimran, Moore and Westbrook, and Ms. Carter. The Audit Committee met four times during the fiscal year. All of the members of the

Audit Committee were determined by the Board to be independent directors, as that term is defined in the Company’s Bylaws and in the applicable listing standards of the NYSE. No Director may serve as a member of the Audit Committee if such Director serves on the audit committees of more than two other public companies unless the Board determines that such service would not impair such Director’s ability to serve effectively on the Audit Committee. The Audit Committee reviews the (1) overall plan of the annual independent audit, (2) financial statements, (3) scope of audit procedures, (4) performance of the Company’s independent auditors and internal auditors, (5) auditors’ evaluation of internal controls, and (6) matters of legal compliance. A copy of the ADM Audit Committee Charter is attached as Exhibit “A” to this Proxy Statement.

      The Compensation/ Succession Committee consists of Mr. Webb, Chairperson, Ms. Carter, and Messrs. Vanier and Moore. The Compensation/ Succession Committee met six times during the fiscal year. All of the members of the Compensation/ Succession Committee were determined by the Board to be independent directors, as that term is defined in the Company’s Bylaws and in the applicable listing standards of the NYSE. The Compensation/ Succession Committee (1) establishes and administers a compensation policy for senior management, (2) reviews and approves the compensation policy for all employees of the Company and its subsidiaries other than senior management, (3) reviews and monitors the Company’s financial performance as it affects the compensation policies of the Company or the administration of such policies, (4) establishes and reviews a compensation policy for non-employee Directors, and (5) reviews and monitors the Company’s succession plans. All of its actions are either reported to the Board or submitted to the Board for ratification.

      The Nominating/ Corporate Governance Committee consists of Ms. Carter, Chairperson, and Messrs. Joslin, Vanier, Webb and Westbrook. The Nominating/ Corporate Governance Committee met four times during the fiscal year. All of the members of the Nominating/ Corporate Governance Committee were determined by the Board to be independent directors, as that term is defined in the Company’s Bylaws and in the applicable listing standards of the NYSE. The Nominating/ Corporate Governance Committee (1) identifies individuals qualified to become members of the Board, including evaluating individuals appropriately suggested by Stockholders in accordance with the Bylaws of the Company, (2) recommends individuals to the Board for nomination as members of the Board and Board committees, (3) develops and recommends to the Board a set of corporate governance principles applicable to the Company, and (4) leads the evaluation of the Directors, the Board and Board Committees. In assessing an individual’s qualifications to become a member of the Board, the Nominating/ Corporate Governance Committee may consider various factors including education, experience, judgment, independence, integrity, availability and such other factors as the Nominating/ Corporate Governance Committee deems appropriate. The Nominating/ Corporate Governance Committee strives to recommend candidates that compliment the current members of the Board and other proposed nominees so as to further the objective of having a Board that reflects a diversity of background and experience with the necessary skills to effectively perform the functions of the Board and its committees. The Nominating/ Corporate Governance Committee will consider nominees recommended by a Stockholder provided the Stockholder submits the nominee’s name in a written notice delivered to the Secretary of the Company at the principal executive offices of the Company not less than sixty nor more than ninety days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided that, in the event that the Annual Meeting is called for a date that is not within thirty days before or after such anniversary date, the notice must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs (different notice delivery requirements may apply if the number of Directors to be elected at an Annual Meeting is being increased, and there is no public announcement by the Company naming all of the nominees or specifying the size of the increased Board at least one hundred days prior to the first anniversary of the preceding year’s Annual Meeting). Any such notice must set forth the information required by Section 1.4(c) of the Company’s Bylaws, and must be accompanied by the written consent of the proposed nominee to being named as a nominee and to serve as a Director if elected. All candidates, regardless of the source of their recommendation, are evaluated using the same criteria.

      The Executive Committee consists of Mr. Andreas, Chairperson, and Messrs. Mulroney, Vanier and Webb. The Executive Committee met once during the fiscal year. The Executive Committee acts on behalf of the Board to determine matters which, in the judgment of the Chairman of the Board, do not warrant convening a special meeting of the Board but should not be postponed until the next scheduled meeting of the Board. The Executive Committee exercises all the power and authority of the Board in the management and direction of the business and affairs of the Company except for those matters which are expressly delegated to another Committee of the Board and matters which, under applicable law, or the Company’s Certificate of Incorporation or Bylaws, cannot be delegated by the Board.

Communications with Directors

      The Company has approved procedures for Stockholders to send communications to individual Directors or the non-employee Directors as a group. All such communications should be in writing and addressed to the applicable Director or Directors in care of the Secretary, Archer-Daniels-Midland Company, P.O. Box 1470, Decatur, Illinois, 62525-1820. All correspondence will be forwarded to the intended recipient(s).

Code of Conduct

      The Board of Directors has adopted a Business Code of Conduct and Ethics that sets forth standards regarding, among other things, honest and ethical conduct, full and timely disclosure and compliance with law. The Business Code of Conduct and Ethics applies to all employees, officers and directors of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Business Code of Conduct and Ethics is available on the Company’s internet site, www.admworld.com. Any amendments to certain provisions of the Business Code of Conduct and Ethics or waivers of such provisions granted to certain executive officers will be promptly disclosed on this internet site.

Executive Compensation

      The following table sets forth information concerning the Company’s Chief Executive and the four other most highly-compensated Executive Officers of the Company.

Summary Compensation Table

	Annual Compensation					Long Term Compensation

						Restricted		Securities
				Other Annual		Stock		Underlying	All Other
	Fiscal		Bonus	Compensation		Awards		Options	Compensation
Name and Principal Position	Year	Salary ($)	($)	($)		($)		(#)(1)	($)(2)

G. A. Andreas	2004	2,901,667	–0–	119,658	(3)	2,749,219	(4)	290,650	10,000
Chairman and Chief	2003	2,795,833	–0–	153,909	(3)	2,314,761	(5)	288,866	10,000
Executive	2002	2,557,833	–0–	142,704	(3)	–0–		525,000	10,000
P. B. Mulhollem	2004	1,593,227	–0–	—		1,499,575	(4)	158,537	10,000
President and Chief	2003	1,528,206	–0–	—		1,262,595	(5)	157,563	12,226	(6)
Operating Officer	2002	1,129,576	–0–	—		–0–		157,499	10,000
D. J. Smith	2004	770,833	–0–	—		540,717	(4)	57,165	10,000
Executive Vice President,	2003	691,667	–0–	—		410,339	(5)	51,208	10,000
Secretary and General	2002	573,333	–0–	—		–0–		94,499	9,500
Counsel
W. H. Camp	2004	720,833	–0–	—		504,668	(4)	53,354	10,000
Senior Vice President	2003	670,833	–0–	—		410,339	(5)	51,208	10,000
	2002	528,910	–0–	—		–0–		62,999	11,217	(7)
J. D. Rice	2004	697,583	–0–	—		488,807	(4)	51,677	10,000
Senior Vice President	2003	661,667	–0–	—		410,339	(5)	51,208	10,000
	2002	638,300	–0–	—		–0–		104,999	9,500

(1)	Number of options granted in fiscal year indicated and adjusted for all stock dividends paid and stock splits effected to date.

(2)	Except with respect to Mr. Mulhollem in 2003, and Mr. Camp in 2002, these amounts represent only the Company’s matching contribution under the Company’s Employee Stock Ownership and 401(k) plans in calendar years 2004, 2003 and 2002.

(3)	Includes $58,533, $92,473 and $51,433 for personal use of company-owned aircraft in 2004, 2003 and 2002, respectively; $35,513 for personal use of company-owned vehicle in 2004; and $46,623 for personal use of company-owned security system in 2002. Amounts for Other Annual Compensation are reported on a calendar year basis.

(4)	On October 14, 2003, Mr. Andreas was granted a restricted stock award in the amount of 201,408 shares valued at $2,749,219 on the date of grant; Mr. Mulhollem was granted a restricted stock award in the amount of 109,859 shares valued at $1,499,575 on the date of grant; Mr. Smith was granted a restricted stock award in the amount of 39,613 shares valued at $540,717 on the date of grant; Mr. Camp was granted a restricted stock award in the amount of 36,972 shares valued at $504,668 on the date of the grant; and Mr. Rice was granted a restricted stock award in the amount of 35,810 shares valued at $488,807 on the date of grant. Such restricted stock vests on October 14, 2006. Each of such grantees is entitled to vote, and to receive all dividends paid with respect to, such restricted stock.

The number and value of holdings of restricted stock at the end of the Company’s fiscal year (based on the closing price of the Company’s Common Stock on June 30, 2004) were as follows:

Name	Number	Value

G. A. Andreas	403,218	$6,765,998
P. B. Mulhollem	219,937	$3,690,543
D. J. Smith	75,388	$1,265,011
W. H. Camp	72,747	$1,220,695
J. D. Rice	71,585	$1,201,196

(5)	On August 8, 2002, Mr. Andreas was granted a restricted stock award in the amount of 201,810 shares valued at $2,314,761 on the date of grant; Mr. Mulhollem was granted a restricted stock award in the amount of 110,078 shares valued at $1,262,595 on the date of grant; and Messrs. Smith, Camp and Rice were each granted a restricted stock award in the amount of 35,775 shares valued at $410,339 on the date of grant. Such restricted stock vests on August 8, 2005. Each of such grantees is entitled to vote, and to receive all dividends paid with respect to, such restricted stock.

(6)	Includes $2,226 paid pursuant to the Company’s program for expatriates relating primarily to reimbursement of amounts paid with respect to foreign taxes; also includes $10,000 for the Company’s matching contribution under the Company’s Employee Stock Ownership and 401(k) plans.

(7)	Includes $1,217 paid pursuant to Company’s program for expatriates relating primarily to reimbursement of amounts paid with respect to foreign taxes; also includes $10,000 for the Company’s matching contribution under the Company’s Employee Stock Ownership and 401(k) plans.

      During the last fiscal year, compensation for nonemployee Directors consisted of an annual retainer of $200,000, at least one-half of which is paid in stock units pursuant to the Company’s Stock Unit Plan for Nonemployee Directors. The remaining one-half of such retainer is paid in cash, stock units or a combination of cash and stock units, at the election of each nonemployee Director.

Stock Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable
	Number of				Value at Assumed Annual
	Securities	Percent of			Rates of Stock Price
	Underlying	Total Options	Exercise		Appreciation for
	Options	Granted to	or Base		Option Term
	Granted	Employees in	Price	Expiration
Name	(#)(1)	Fiscal Year	($/Sh)	Date	5%($)(2)	10%($)(2)

G. A. Andreas	290,650	20.17	13.65	10/14/2013	2,431,145	6,221,197
P. B. Mulhollem	158,537	11.00	13.65	10/14/2013	1,326,084	3,393,394
D. J. Smith	57,165	3.97	13.65	10/14/2013	478,157	1,223,584
W. H. Camp	53,354	3.70	13.65	10/14/2013	446,280	1,142,012
J. D. Rice	51,677	3.59	13.65	10/14/2013	432,253	1,106,117

(1)	For the period July 1, 2003 through June 30, 2004 the Executive Officers named above were granted incentive and non-qualified stock options which become exercisable in nine equal annual installments commencing on the first anniversary of the grant date of such options.

(2)	The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and is not intended to represent either historical appreciation or anticipated future appreciation of the Company’s Common Stock price.

Aggregated Option Exercises in Fiscal Year and Fiscal Year-End Option Values(1)

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal		In-the-Money Options at
			Year-End(#)		Fiscal Year-End($)
	Shares Acquired	Value
Name	on Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

G. A. Andreas	-0-	-0-	715,119	1,240,704	3,428,698	4,929,566
P. B. Mulhollem	123,959	658,272	57,517	459,384	267,308	2,367,560
D. J. Smith	21,103	110,096	112,923	225,081	562,088	894,417
W. H. Camp	27,332	118,226	100,468	179,377	461,038	838,205
J. D. Rice	79,943	283,603	89,530	233,152	504,307	1,055,405

(1)	Table reflects adjustments for stock dividends paid and stock splits effected to date.

Equity Compensation Plan Information

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation
	Outstanding Options,	Outstanding Options,	Plans (Excluding
	Warrants and	Warrants and	Securities Reflected in
Plan Category	Rights(a)	Rights(b)	Column (a))(c)

Equity Compensation Plans Approved by Security Holders	11,101,529	$11.73	24,078,659	(1)
Equity Compensation Plans Not Approved by Security Holders(2)	244,100	$11.37	0

(1)	Consists of 592,344 shares available for issuance pursuant to the Company’s 1999 Incentive Compensation Plan; 23,150,939 shares available for issuance pursuant to the Company’s 2002 Incentive Compensation Plan; and 335,376 shares available for issuance pursuant to the Company’s 1996 Stock Option Plan, all as of June 30, 2004. Benefits which may be granted under the 1999 Incentive Compensation Plan and 2002 Incentive Compensation Plan are options, stock appreciation rights, restricted stock, performance shares, performance units and cash-based awards. Only options can currently be granted under the 1996 Stock Option Plan.

(2)	Shares may be issued under the ADM International Limited Savings-Related Share Option Scheme (the “Share Option Scheme”). Although the Share Option Scheme was not previously required to be approved by the Stockholders, under the listing standards of the NYSE as amended effective June 30, 2003, Stockholder approval is required in order for the Share Option Scheme to continue to be used as a part of the compensation program for employees of ADM International Limited and companies it controls, after the Annual Meeting of Stockholders to be held November 4, 2004. A description of the material terms of the Share Option Scheme may be found beginning on page 23 under “Approval of the ADM International Limited Savings-Related Share Option Scheme”.

Pension Plan Table

      The Company has a Retirement Plan for Salaried Employees (the “Retirement Plan”). The Company made a contribution to the Retirement Plan for calendar and Retirement Plan year 2003 in excess of the required minimum ERISA contribution. The following table shows the estimated annual benefits payable as a life annuity, upon normal retirement, to persons in specified salary and years-of-service classifications:

	For Years of Credited Service Shown Below

5 Year Average Base Compensation	10	15	20	25	30	35

$ 400,000	$67,454	$101,182	$134,909	$168,636	$202,363	$212,363
600,000	102,454	153,682	204,909	256,136	307,363	322,363
800,000	137,454	206,182	274,909	343,636	412,363	432,363
1,000,000	172,454	258,682	344,909	431,136	517,363	542,363
1,200,000	207,454	311,182	414,909	518,636	622,363	652,363
1,400,000	242,454	363,382	484,909	606,136	727,363	762,363
1,600,000	277,454	416,182	554,909	693,636	832,363	872,363
1,800,000	312,454	468,682	624,909	781,136	937,363	982,363
2,000,000	347,454	521,182	694,909	868,636	1,042,363	1,092,363
2,200,000	382,454	573,682	764,909	956,136	1,147,363	1,202,363
2,400,000	417,454	626,182	834,909	1,043,636	1,252,363	1,312,363
2,600,000	452,454	678,682	904,909	1,131,136	1,357,363	1,422,363
2,800,000	487,454	731,182	974,909	1,218,636	1,462,363	1,532,363
3,000,000	522,454	783,682	1,044,909	1,306,136	1,567,363	1,642,363
3,200,000	557,454	836,182	1,114,909	1,393,636	1,672,363	1,752,363
3,400,000	592,454	888,682	1,184,909	1,481,136	1,777,363	1,862,363
3,600,000	627,454	941,182	1,254,909	1,568,636	1,882,363	1,972,363

      The pension amount is based on the final average monthly compensation (average of the 60 consecutive months of the last 180 months which produce the highest average). For purposes of the Retirement Plan, the term “compensation” is defined as base compensation (“Salary” as shown in the Summary Compensation Table) paid during the Retirement Plan year. The pension amount is calculated as follows: final average monthly compensation times 36% plus 16.5% of final average compensation in excess of Social Security covered compensation for the first 30 years of service plus 0.5% of final average compensation for each year in excess of 30 years of service and additional early retirement reduction when the pension commences prior to age 65. The Retirement Plan does not include a Social Security offset. The normal retirement age under the Retirement Plan is age 65 with 5 years of service. The 5 year average compensation for purposes of the Retirement Plan of each of the five highest paid Executive Officers of the Company and the number of years of service rounded to the nearest year and credited to each of them under the Retirement Plan was as follows: G. A. Andreas $2,608,667 (31 years); P.B. Mulhollem $1,084,206 (12 years); D. J. Smith $591,046 (23 years); W. H. Camp $547,584 (27 years); and J. D. Rice $614,360 (28 years).

      Various provisions of the Internal Revenue Code of 1986, as amended, limit the amount of benefits payable under a qualified pension plan. When these limits operate to reduce a pension benefit payable under the Retirement Plan, the Company will provide additional amounts so that the total annual pension will be as provided in the Retirement Plan.

Report of the Compensation/ Succession Committee

      The Committee reviews and establishes the compensation of the officers of the Company, approves annual compensation to any employee in the amount of $250,000 or more, approves awards to employees pursuant to the incentive compensation plans of the Company, and approves modifications in the employee benefit plans with respect to the benefits salaried employees receive under such plans. The Committee is comprised of four independent directors. The actions of the Committee are reported to the Board of Directors and, where appropriate, submitted to the Board of Directors for ratification.

      The objective of the Company’s compensation program is to provide annual and long-term incentive compensation to the officers and other employees of the Company that is competitive with that for comparable employment, responsibilities and performance. The Committee defines competitiveness as the fiftieth percentile level of compensation offered by a peer group of companies selected by the Committee. The Committee, whose members are investors and business leaders, familiarize themselves with these compensation packages through periodic consultations with compensation experts from nationally-recognized firms and by reviewing publicly-filed documents. In addition, in the case of all individuals except the Chief Executive, the Committee considers the recommendations of management and the individual’s supervisor(s) in establishing each such person’s compensation. The Nominating/ Corporate Governance Committee, comprised of five independent directors, evaluates the performance of the Chief Executive. The evaluation of the Nominating/ Corporate Governance Committee is then forwarded to the Committee which establishes the compensation for the Chief Executive.

      The compensation program of the Company has historically consisted principally of salary and from time-to-time, not necessarily annually, an award of stock options or other form of long-term incentive compensation. The Company does not pay cash bonuses except in limited situations. No officer of the Company receives a cash bonus. Stock options have been granted at the market price on the date granted and are exercisable in increments over a five or ten year term and awards of restricted stock have had time-based restrictions for a period of three years. The reportable compensation of all employees is adjusted to reflect the personal use, if any, of Company property.

      The compensation for the Chief Executive was established by the Committee considering all of the factors previously described in this Report. The Committee proposed and the Board of Directors approved an increase in the annual salary for the Chief Executive to $2,960,000 and granted stock options to him for 290,650 shares of Company stock, exercisable in increments between 2004 and 2013, and awarded 201,408 shares of restricted stock. The strike price for these stock options was at the market price on the date of grant and they will vest over ten years. The term of restriction relative to the award of restricted stock is three years from the date of the award. Future grants to the Chief Executive of stock options and restricted stock will be based on the new long-term incentive compensation program discussed below.

      During fiscal year 2004, the Committee conducted a study of its compensation program with the assistance of an outside compensation expert. Based on that study, the Committee determined that the annual cash compensation paid to Company employees was generally competitive (as defined above), but found that long-term incentive compensation was significantly below that of the peer group companies. Based on the recommendation of the outside compensation expert retained by the Committee, the Committee adopted a new long-term incentive compensation program designed to address this deficiency and better align the interests of the officers and participating employees with the shareholders by linking awards largely to the future performance of the Company.

      Under the new program, officers and certain employees of the Company have the opportunity to receive annual incentive compensation awards in the form of stock options and restricted stock. The stock option awards will be based upon each participant reaching annual individual performance objectives as determined by the person’s supervisor(s) or, in the case of the Chief Executive, by the Nominating/ Corporate Governance Committee. The restricted stock awards will be based on the Company achieving target levels of total business return, based on change in equity value calculated as a multiple of EBITDA (earnings before interest, taxes, depreciation and amortization) less debt, plus dividends, measured on a three-year rolling average. The amount of these awards will be based on a combination of the participant’s position within the Company and base salary. The first awards granted under this program were made in August 2004 based on fiscal year 2004 results. The stock options were granted at the market price on the date granted, vest over five years and are exercisable over a period of ten years. The awards of restricted stock have time-based restrictions for a period of three years.

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation paid in excess of $1,000,000 annually to each of the Company’s Chief Executive and four other most highly-compensated executive officers except for qualifying “performance-

based” compensation. A portion of the compensation paid to certain of the Company’s executive officers will be subject to the deduction limitation. In order to retain the flexibility to compensate its executive officers in a competitive environment in accordance with the principles discussed above, the Committee believes that it would be inadvisable to adopt a strict policy of compliance with the performance-based compensation exception to Section 162(m). The Company is submitting to shareholders elsewhere in the proxy a proposal to amend the 2002 Incentive Compensation Plan to include the performance measure used in the new long-term incentive compensation program in order to permit the restricted stock delivered under the new protocol to be fully-deductible. The Committee will continue to consider future opportunities for compliance with this exception to Section 162(m) that it feels are in the best interests of the Company and its stockholders. The Committee believes that the amount of any expected loss of a tax deduction under Section 162(m) will be insignificant to the Company’s overall tax position.

O. G. Webb, Chairman
M. H. Carter
P. J. Moore
J. K. Vanier

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

AMONG ARCHER-DANIELS-MIDLAND COMPANY (ADM),
THE S&P PACKAGED FOODS & MEATS INDEX
AND THE S&P 500 INDEX

*	$100 invested on 06/30/99 in stock or index including reinvestment of dividends. Fiscal year ended June 30.

Graph produced in accordance with SEC regulations by Research Data Group, Inc.

Certain Relationships and Related Transactions

      During the fiscal year ended June 30, 2004, the Company retained the services of the law firm of Ogilvy Renault of which M. Brian Mulroney, a director of the Company, is the senior partner. The Company may continue to retain the services of, and refer specific matters to, this firm during the next fiscal year.

      During the last fiscal year, two trusts in which G. Allen Andreas, Chairman and Chief Executive of the Company is one of three trustees, were indebted to Hickory Point Bank & Trust fsb (“HPB”). The largest aggregate amount outstanding during such fiscal year was $1,183,106. HPB is a wholly-owned subsidiary of the Company. Such indebtedness arose from guaranties by such trusts of HPB’s loans to a company owned by two stepsons of a deceased first cousin of Mr. Andreas, each the beneficiary of one of the trusts. Mr. Andreas had no involvement in or knowledge of the loans or the guaranties by the trusts at the time of the transaction. Such loans were made in the ordinary course of HPB’s business on substantially the same terms as those prevailing at the time for comparable transactions with wholly-unrelated parties and did not involve an unacceptable risk of collectibility. This indebtedness bore interest at a variable rate per annum equal to the prime rate of interest plus  1/2% with a default rate equal to the prime rate of interest plus 2.5%. Such indebtedness including principal, interest, fees and expenses, was repaid in full on June 18, 2004.

      During the last fiscal year, a member of the immediate family of O. G. Webb, a Director of the Company, was indebted to HPB pursuant to a home loan, bearing interest at a rate of 6.5% per annum, and a home equity line of credit, bearing interest at a rate of 4.5% per annum. The largest amounts outstanding during such fiscal year were $220,949 and $28,296, respectively, and the amounts outstanding as of August 16, 2004, were $210,068 and $25,512, respectively. Such loans were made in the ordinary course of HPB’s business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with wholly-unrelated parties and did not involve an unacceptable risk of collectibility.

      During the last fiscal year, HPB retained the services of the investment banking firm of Sandler O’Neill & Partners, L.P. of which Thomas F. O’Neill, a director nominee, is a principal. The Company does not expect that HPB will retain the services of this firm for periods beginning after October 31, 2004.

Report of the Audit Committee

      The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders relating to the Company’s financial statements and the financial reporting process, preparation of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board. The Audit Committee assures that the corporate information gathering and reporting systems developed by management represent a good faith attempt to provide senior management and the Board of Directors with information regarding material acts, events and conditions within the Company. In addition, the Audit Committee is directly responsible for the appointment, compensation and oversight of the independent auditors. The Audit Committee is comprised of five (5) independent directors, all of whom are financially literate and two of whom, R.S. Joslin, the Chairman of the Audit Committee, and P.J. Moore, have been determined by the Board of Directors to be “financial experts” as that term has been defined by the Securities and Exchange Commission.

      Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the development and selection of the critical accounting estimates, and the clarity of disclosures in the financial statements. Also, the Audit Committee discussed with management education regarding compliance with the policies and procedures of the Company as well as federal and state laws.

      The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by Independence Standards Board Standard No. 1. The Audit Committee adopted an Audit and Non-audit Services Pre-Approval Policy and considered the compatibility of non-audit services with the independent auditors’ independence. The Audit Committee recommended to the Board of Directors (and the Board has approved) a hiring policy related to current and former employees of the independent auditor. The Audit Committee appointed Ernst & Young LLP as independent auditor for the fiscal year ending June 30, 2005.

      The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s accounting and financial controls, and the overall quality of the Company’s financial reporting. The Audit Committee held four meetings during fiscal year 2004.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the

Annual Report on Form 10-K for the year ended June 30, 2004 for filing with the Securities and Exchange Commission.

R. S. Joslin, Chairman
M.H. Carter
D. J. Mimran
P. J. Moore
K. R. Westbrook

Auditors

      The Audit Committee has engaged the services of Ernst & Young LLP, independent registered public accounting firm, for the fiscal year ending June 30, 2005. Under the Sarbanes-Oxley Act of 2002 and related rulemaking, the Audit Committee is required to appoint and directly oversee the Company’s independent auditors. In light of these requirements, the Audit Committee has determined not to submit the appointment of Ernst & Young LLP to the Stockholders for ratification. Representatives of Ernst & Young LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees Paid to Independent Auditors

      The following table shows the aggregate fees billed to the Company by Ernst & Young LLP for services rendered during the fiscal years ended June 30, 2004 and 2003:

	Amount($)

Description of Fees	2004	2003

Audit Fees(1)	$7,309,000	$4,800,000
Audit-Related Fees(2)	204,000	265,000
Tax Fees(3)	3,945,000	4,705,000
All Other Fees	—	—

Total	$11,458,000	$9,770,000

(1)	Includes fees for audit of annual financial statements, reviews of the related quarterly financial statements, certain statutory audits, SEC filings and assistance related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Includes fees for accounting and reporting assistance and audit-related work in connection with employee benefit plans of the Company.

(3)	Includes fees related to tax planning advice, tax return preparation, and expatriate tax services.

Audit Committee Pre-Approval Policies

      The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy. This policy provides that audit services engagement terms and fees, and any changes in such terms or fees, are subject to the specific pre-approval of the Audit Committee. The policy further provides that all other audit services, audit-related services, tax services and permitted non-audit services are subject to pre-approval by the Audit Committee. All of the services performed by Ernst & Young LLP for the Company during the last fiscal year were pre-approved by the Audit Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based solely upon a review of copies of reports furnished to the Company during the fiscal year ended June 30, 2004, the following persons filed the number of late reports or failed to file reports representing the number of transactions set forth after his or her name:. G. A. Andreas, 1 report/1 transaction (relating to an inadvertent omission from indirect holdings of shares, in which Mr. Andreas disclaims any beneficial interest, held by a trust for his mother’s benefit); W. H. Camp, 1 report/1 transaction (relating to a report of a stock option exercise and sale which was inadvertently filed late); M. H. Carter, 1 report/ 1 transaction (relating to an inadvertent omission from indirect holdings of shares held by a corporation in which Ms. Carter is a director, officer and shareholder); and S. R. Mills, 1 report/1 transaction (relating to an inadvertent omission from indirect holdings of shares held by Mr. Mills’ children).

APPROVAL OF AMENDMENT TO THE 2002 INCENTIVE COMPENSATION PLAN

Introduction

      The Company’s Board of Directors, following approval by the Compensation Committee of the Board, authorized the adoption of the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan (the “Plan”), effective as of December 1, 2002, to provide employees with an incentive to put forth maximum efforts for the Company’s success and to provide a valuable means of retaining key personnel as well as attracting new management personnel when needed for future operations and growth. The Company’s Stockholders approved the Plan on November 7, 2002.

      The Company’s Board of Directors, following approval by the Compensation Committee, authorized that an amendment to the Plan (the “Amendment”), which adds an additional performance measure, be submitted to the Company’s Stockholders for approval. The new performance measure relates to total business return based on change in equity value. The Company is submitting the Amendment relating to the new performance measure to the Stockholders to permit awards based on the new performance measure to receive favorable tax treatment in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Company’s Stockholders fail to approve the Amendment, the Plan will remain in effect as it existed immediately prior to the proposed Amendment.

      The Plan and the Amendment have been designed to meet the requirements of Section 162(m) of the Code, regarding deductibility of executive compensation, discussed below. The basic features of the Plan as proposed to be amended by the Amendment are summarized below. A copy of the Plan as proposed to be amended by the Amendment has been provided to the Securities and Exchange Commission.

Administration

      The Plan is administered by the Compensation/Succession Committee (the “Committee”), which consists of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and/or “outside directors” for purposes of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee has the power to make awards under the Plan and to determine when and to whom awards will be granted, and the form, amount, and other terms and conditions of each award. The Committee has the authority to interpret the Plan and any award or agreement made under the Plan, to establish, amend, waive, and rescind any rules and regulations relating to the administration of the Plan, to determine the terms and provisions of any agreements entered into under the Plan (not inconsistent with the Plan), and to make all other determinations necessary or advisable for the administration of the Plan. In addition, the Board of Directors of the Company may delegate authority to officers of the Company to grant and administer option grants under the Plan; provided, however, that such officers may not grant options to themselves or to any employee of the Company who is subject to the requirements of Section 16 of the Securities Exchange Act of 1934.

Eligibility and Number of Shares

      All employees of the Company and its affiliates are eligible to receive awards under the Plan at the discretion of the Committee. The Company and its affiliates currently have approximately 26,317 employees.

      The total number of shares of the Common Stock of the Company available for distribution under the Plan is 25,000,000, no more than 10,000,000 of which may be granted in the form of restricted stock (subject to adjustment for future stock splits, stock dividends, and similar changes in the capitalization of the Company). As of September 15, 2004, 7,443,103 shares have been issued or are reserved for issuance pursuant to outstanding awards and 17,556,897 shares are available for future awards. No participant may receive in any fiscal year of the Company awards under the Plan that exceed the following limitations: no participant may receive an award of more than 1,000,000 shares subject to stock options; no participant may receive an award of more than 1,000,000 shares subject to stock appreciation rights; no participant may receive an award of more than 500,000 shares of restricted stock; no participant may receive an award of more than 500,000 performance shares; no participant may receive a maximum aggregate pay-out with respect to performance units in excess of $2,000,000; and no participant may receive a maximum aggregate pay-out with respect to cash-based awards in excess of $2,000,000.

      Awards under the Plan are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendment by the Company (with the approval of the Committee) unless such amendments adversely affect the participant. To the extent that an award payable in shares of the Common Stock of the Company is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of the Common Stock of the Company covered thereby will no longer be charged against the maximum 25,000,000 and 10,000,000 share limitations described above and may again be subject to awards under the Plan.

Types of Awards

      The types of awards that may be granted under the Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units, and cash-based awards. Subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee, but in no event may the term of an award be longer than ten years after the date of grant.

      In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the Plan are as follows:

      Incentive and Nonqualified Stock Options. Both incentive and nonqualified stock options may be granted to participants at such exercise prices as the Committee, or the officers delegated authority to grant and administer options by the Board of Directors, may determine, but the exercise price for any option may not be less than 100% of the fair market value (as defined in the Plan) of a share of the Common Stock of the Company as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee, or the officers delegated authority to grant and administer options by the Board of Directors, may determine, except that, unless applicable federal tax laws are modified, (a) no incentive stock options may be granted more than ten years after the effective date of the Plan; (b) an option shall not be exercisable more than ten years after the date of grant; and (c) the aggregate fair market value of the shares of the Common Stock of the Company with respect to which incentive stock options granted under the Plan or any other plan of the Company may first become exercisable in any calendar year for any employee may not exceed the maximum amount permitted under Code Section 422(d). Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company.

      The purchase price payable upon exercise of options may be paid in cash, or, if the Committee permits, by delivering stock already owned by the participant (the fair market value of the shares delivered on the date of exercise being equal to the option price of the stock being purchased), or by a combination of cash and such stock, unless otherwise provided in the related agreement. The Committee may also allow payment in the form of an authorization to the Company to withhold from the total number of shares of Common Stock as to which the option is being exercised the number of shares having a fair market value on the date of exercise equal to the aggregate option price for the total number of shares as to which the option is being exercised, an irrevocable authorization to a third party with whom the participant has a brokerage or similar relationship to sell the shares acquired upon exercise of the option and use the sale proceeds to pay the purchase price, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

      Stock Appreciation Rights, Performance Shares/ Units and Cash-Based Awards. The value of a stock appreciation right granted to a recipient is determined by the appreciation in the Common Stock of the Company, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 100% of the fair market value of the specified number of shares of the Common Stock of the Company to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option.

      Performance shares and units and cash-based awards entitle the recipient to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. With respect to awards intended to comply with the requirements of Section 162(m) of the Code, such performance targets will be based on one or any combination of two or more of the following criteria: earnings per share, net income before or after taxes, return on assets or return on equity, cash flow return on investments (net cash flows divided by owners’ equity), earnings before or after taxes, gross revenues, and share price (including, but not limited to, growth measures and total stockholder return). If approved by the Company’s Stockholders, the Amendment will add total business return as a new performance measure under the Plan. Total business return will be based on change in equity value calculated as a multiple of EBITDA (earnings before interest, taxes, depreciation and amortization) less debt plus dividends. The performance targets may be applied on an absolute or comparative basis. Any such targets may relate to one or any combination of two or more of company, subsidiary, affiliate, division or business unit performance. Awards that are not intended to comply with Section 162(m) of the Code may be based on these or other performance criteria, as determined by the Committee. The value in dollars of any award denominated in shares or units is determined when the award is earned based on the fair market value of a share of the Common Stock of the Company on the last day of the performance period.

      Payments with respect to stock appreciation rights, performance shares and units and cash-based awards may be paid in cash, shares of the Common Stock of the Company or a combination of cash and shares as determined by the Committee. The Committee may require or permit participants to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan.

      Restricted Stock Awards. The Common Stock of the Company granted to recipients may contain such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Awards of restricted stock may, in the discretion of the Committee, provide the participant with dividends and voting rights prior to vesting.

Transferability

      During the lifetime of a participant to whom an award is granted, only such participant (or, if so provided in the applicable agreement in the case of a nonqualified stock option, a permitted transferee as hereafter described) may exercise an option or stock appreciation right or receive payment with respect to performance shares or any other award. No award of restricted stock (prior to the expiration of the restrictions), options, stock appreciation rights, performance shares or units, or cash-based award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so will not be effective, except that an agreement may provide that: (a) an award may be transferable to a successor in the event of a participant’s death, (b) a nonqualified stock option may be transferable pursuant to a qualified domestic relations order and (c) a nonqualified stock option may be transferable to members of the participant’s immediate family (as such term is defined in the award agreement, in a manner consistent with the definition contained in the instructions to the Form S-8 Registration Statement under the Securities Act of 1933, as amended) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, provided that the participant receives no consideration for the transfer. The transfer of a nonqualified stock option may be subject to such other terms and conditions as the Committee may determine.

Duration, Adjustments, Modifications, Terminations

      The Plan will remain in effect until all shares of the Common Stock of the Company subject to the Plan are distributed, or the Plan is terminated as described below.

      In the event of a recapitalization, stock dividend, stock split, or other relevant change, the Committee has the discretion to adjust the number and type of securities available for awards or the number and type of securities and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and provisions regarding payment with respect to outstanding awards. Adjustments in performance targets and payments on performance shares and units and cash-based awards are also permitted upon the occurrence of such events as may be specified in the related agreements.

      The Plan also gives the Board the right to amend, modify, terminate or suspend the Plan, except that no amendment shall be effective without Stockholder approval if such amendment would (i) change the class of persons eligible to participate under the Plan, (ii) increase the number of shares of the Common Stock of the Company reserved for issuance under the Plan or the maximum number of shares subject to awards under the Plan, or (iii) allow the grant of options at an exercise price below the fair market value of a share of the Common Stock of the Company at the date of grant. In addition, the Board may seek Stockholder approval of any amendment to the extent the Board deems such approval necessary or advisable for purposes of compliance with provisions of the Code, the listing requirements of the New York Stock Exchange or for any other purpose. No amendment or modification of the Plan shall adversely affect any award previously granted without the consent of the participant.

      In the event of a proposed dissolution or liquidation of the Company, a proposed sale of substantially all of the assets of the Company, a proposed merger or consolidation of the Company with or into any other corporation, or a proposed statutory share exchange involving capital stock of the Company, the Committee has the discretion, but not the obligation, to replace or cancel in exchange for payment outstanding options and stock appreciation rights in accordance with the terms of the Plan.

Federal Tax Considerations

      The Company has been advised by its counsel that awards made under the Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

      Incentive Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

      Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a “disqualifying disposition”), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequence of such disqualifying disposition will be as described above.

      The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed below.

      Nonqualified Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a nonqualified stock option is granted under the Plan. At the time of exercise of a nonqualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

      Stock Appreciation Rights and Units, Performance Shares and Cash-Based Awards. Generally: (a) the recipient will not realize income upon the grant of a stock appreciation right, a performance share award or unit or a cash-based award; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of Common Stock, or a combination of cash and shares are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance share award or unit or a cash-based award; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock received on the date of issuance. Upon disposition of shares received by a recipient upon exercise of a stock appreciation right or in payment of a performance share or unit or cash-based award, the recipient will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the recipient.

      Restricted Stock. Unless the recipient files an election to be taxed under Section 83(b) of the Code: (a) the recipient will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

      When the recipient disposes of restricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

      Compensation of the Company’s Chief Executive and four other most highly-compensated Executive Officers is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” will be exempt from Section 162(m), thus allowing the Company the full tax deduction otherwise permitted for such awards. If approved by the Company’s Stockholders, the Amendment will enable the Committee to grant awards using the new performance measure, which will be exempt from the deduction limits of Section 162(m) of the Code.

Forfeiture

      The Plan permits the Committee to provide in the award agreements conditions of forfeiture of a participant’s rights with regard to such award in the event of the termination of employment of the participant “for cause”, the participant’s breach of restrictive covenants or the participant having engaged in an activity detrimental to the Company. Such conditions of forfeiture may include suspension or cancellation of the participant’s right to exercise an option or stock appreciation right, suspension or cancellation of the participant’s pending right to receive an issuance of shares or cash payment in settlement of any award, forfeiture of any shares of restricted stock held by the participant or, following the issuance of shares or payment of cash upon exercise, vesting or payment of an award, either canceling the shares so issued or requiring the participant to pay the Company in cash an amount equal to the gain realized by the participant from such award.

Withholding

      The Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

New Plan Benefits

      In May 2004, the Compensation Committee adopted a new long-term compensation program which is described in the “Report of the Compensation/ Succession Committee” contained in this Proxy Statement. In August 2004, the Committee made grants of stock options and restricted stock under the new program related to fiscal 2004 results in the following amounts: 474,430 options and 500,000 shares of restricted stock to G. A. Andreas; 127,665 options and 296,818 shares of restricted stock to P.B. Mulhollem; 65,228 options and 110,581 shares of restricted stock to D. J. Smith; 49,680 options and 103,657 shares of restricted stock to W. H. Camp; 55,416 options and 100,209 shares of restricted stock to J. D. Rice; 1,293,026 options and 1,776,246 shares of restricted stock to all current executive officers, as a group; and 1,763,893 options and 760,877 shares of restricted stock to all current employees who are not executive officers, as a group (includes officers who are not executive officers). No grants were made to directors of the Company.

      Approval of the Amendment by the Stockholders is required for future grants made in connection with the new long-term compensation program under this Plan to be deductible under Section 162(m) of the Code. The performance targets for fiscal 2005 that have been established by the Compensation/ Succession Committee for the Chief Executive and four other most highly-compensated Executive Officers based upon the total business return performance measure described above are conditioned upon receiving Stockholder approval of the Amendment. The amounts of the awards for fiscal 2005 under the new long-term incentive program are not determinable at this time. The closing sale price of a share of the Common Stock of the Company on the New York Stock Exchange on September 15, 2004 was $16.43 per share.

Recommendation

      The Board of Directors recommends a vote FOR approval of the Amendment.

APPROVAL OF THE ADM INTERNATIONAL LIMITED SAVINGS-RELATED SHARE OPTION SCHEME

Introduction

      The Stockholders are being asked to approve the ADM International Limited Savings-Related Share Option Scheme (the “Share Option Scheme”), which provides for the grant of options to acquire shares of Common Stock of the Company. Because the Share Option Scheme provides for equity compensation based on shares of Common Stock of the Company, under the listing standards of the NYSE as amended effective June 30, 2003, Stockholder approval is required in order for the Share Option Scheme to continue to be used as part of the compensation program for employees of ADM International Limited (“ADM International”) and any companies it controls after the Annual Meeting of Stockholders to be held November 4, 2004.

      The discussion below contains summaries of the key terms of the Share Option Scheme. A copy of the Share Option Scheme has been provided to the Securities and Exchange Commission.

Eligibility and Number of Shares

      The persons eligible to receive options under the Share Option Scheme are employees of ADM International and any company it controls (as defined in Section 840 of the Income and Corporation Taxes Act 1988). These eligible employees are generally employed in the United Kingdom. Currently, there are approximately 1,600 eligible employees.

      The maximum number of shares of Common Stock of the Company that may be acquired pursuant to options granted under the Share Option Scheme on or after May 7, 2004 is 5,000,000, subject to adjustment and amendment as described under “Adjustments and Amendments” below. If an option is granted on or after May 7, 2004 but lapses without having been exercised, the shares subject to that option will become available for re-grant under the Share Option Scheme.

Administration

      The Board of ADM International has authority to make grants under the Share Option Scheme. It may delegate the authority to make grants to a duly authorized committee, but it has not done so. Options granted under the Share Option Scheme are not transferable or assignable (other than by operation of law on a participant’s death).

      Under the Share Option Scheme, the Board of ADM International, or a duly authorized committee, may offer to eligible employees options to purchase shares of Common Stock of the Company for cash, at a price not less than the higher of the par value of a share of Common Stock of the Company and 80 percent of the average of the middle market quotations of a share of Common Stock of the Company on the NYSE on the three trading days before the offer date (such average is referred to as the market value). ADM International’s Board, or a duly authorized committee if applicable, determines the maximum permitted aggregate monthly savings contribution and whether options are to be exercisable after five years or seven years from the date of grant. Offers to apply for options remain open for a period of 14 days. In the past, options have been offered annually at exercise prices equal to 80 percent of the market value, and it is expected that this practice will continue if the Company’s Stockholders approve the Share Option Scheme.

Participation and Purchase of Stock

      Any eligible employee who applies for an option under the Share Option Scheme must enter into a United Kingdom Inland Revenue approved “save as you earn” contract (the “Savings Contract”) with an authorized financial institution. The option holder agrees to make monthly savings by payroll deduction of a fixed amount, currently not less than £5 or more than £250 per month, and chooses either a five-year or a seven-year savings period.

      Upon expiration of the Savings Contract, the option holder will be entitled to interest in the form of a tax-free bonus in addition to repayment of the savings contributions. This bonus is the equivalent of further monthly contributions. The number of additional contributions is fixed by reference to a formula established by the United Kingdom Treasury.

      Options are normally only exercisable within six months from the end of the Savings Contract. Options can only be exercised using the proceeds of the Savings Contract, including the tax-free bonus. If an option holder does not wish to exercise, he or she may still benefit from the proceeds of the Savings Contract including the tax-free bonus.

      Options granted under the Share Option Scheme also become exercisable upon the following events:

•	termination of the option holder’s employment as a result of death, retirement, injury, disability, or redundancy;

•	termination of the option holder’s employment more than three years after the date of grant of the relevant option for any reason;

•	if the option holder is a director or employed by ADM International or a company it controls, upon that entity’s ceasing to be controlled by the Company;

•	the option holder’s reaching age 65;

•	the acquisition of control of the Company pursuant to a tender offer, reconstruction or amalgamation; and

•	if the option holder is a director or employed by ADM International or a company it controls, upon a business or part of a business of such entity being transferred to a person who is neither associated with nor controlled by the Company.

      Options generally lapse six months after becoming exercisable. However, if a participant dies before an option becomes exercisable, the option will be exercisable for one year after such participant’s death, and if a participant dies during the six months after an option becomes exercisable, the option will be exercisable for one year after the date on which it became exercisable. Options also lapse upon the option holder’s being adjudicated bankrupt. If an option holder does not retire at age 65, he or she may exercise any option within six months following the date such holder attained that age.

      The maximum amount of the option that may be exercised is the number of shares of Common Stock of the Company that can be acquired using the proceeds of the Savings Contract at that time. When an option is exercised only in part, it will lapse to the extent of the unexercised balance.

      If the Company is acquired by another company by tender offer, reconstruction or amalgamation, that other company may agree to allow option holders to exchange options granted under the Share Option Scheme for new options for shares in that other company or one of its affiliates, so long as the new options meet certain requirements intended to ensure that they are equivalent to the old options. The United Kingdom Inland Revenue must approve such an exchange.

      If a resolution for the voluntary winding-up of the Company is passed, a participant may by written notice to the Company within six months after the commencement of the winding-up and on payment of the Savings Contract elect that any option outstanding on the date of such notice be treated as if it had been wholly or partly exercised immediately before the commencement of the winding-up. That participant will then be entitled to receive a sum equal to the amount he or she would have received in the winding-up as the holder of such shares of Common Stock of the Company. Subject to the foregoing, all options will lapse on the passing of a resolution or making of an order for the winding-up of the Company.

Adjustments and Amendments

      The Share Option Scheme permits ADM International’s Board to make appropriate adjustments to the number of shares of Common Stock of the Company subject to options under the Share Option Scheme, the exercise price of options, and the overall limits on shares of Common Stock of the Company available under the Share Option Scheme, to reflect stock splits, stock dividends, and other similar events affecting the shares of the Common Stock of the Company. The United Kingdom Inland Revenue must approve such adjustment.

      The Share Option Scheme may be amended by ADM International’s Board at any time, including in ways that may increase the costs of the Share Option Scheme to the Company. However, any “material revision,” as defined by the NYSE listing standards, or any increase in the number of shares of Common Stock of the Company available under the plan, except pursuant to an adjustment described in the preceding paragraph, must be approved by the Stockholders of the Company. No amendment to a key feature of the Share Option Scheme (affecting tax approval) will take effect unless and until approved by the United Kingdom Inland Revenue. No amendment that adversely affects participants’ rights under options already granted may take effect without the written consent of the holders of at least 75% of the outstanding options or the affirmative vote of a majority of the outstanding options represented at a meeting of participants, provided that at least one-third of the outstanding options must be represented at such meeting in order for the meeting to have a quorum.

Tax Consequences

      The Share Option Scheme is designed to enable option holders to receive favorable tax treatment under the tax laws of the United Kingdom. The following paragraphs provide a brief summary of these tax benefits for a United Kingdom tax resident option holder and the employer company respectively.

      For the option holder the principal tax consequences of the Share Option Scheme are that:

•	any bonus received under the Savings Contract is free of United Kingdom tax;

•	no income tax (or social security contributions) applies on the grant of an option; and

•	no income tax (or social security contributions) normally arises upon the exercise of an option, provided that the exercise takes place within the statutory time limits; however, capital gains tax would normally apply to the entire gain(the difference between the sales price and exercise price).

      The employer company will be able to claim United Kingdom corporation tax relief for the difference between the amount paid by the option holder on the exercise of options and the market value of the option shares of Common Stock of the Company on acquisition. This relief is given for the tax period in which the option holder acquires the shares of Common Stock.

New Plan Benefits

      Executive officers, directors, nominees for election as directors of the Company, or non-ADM International employees who satisfy the eligibility conditions are eligible to apply for options under the Share Option Scheme. No person has received, or is expected to receive, five percent or more of the options available under the Share Option Scheme. The number of options granted to all employees as a group under the Share Option Scheme was 248,511 as of May 7, 2004. The number of options that will be granted to all employees as a group under the Share Option Scheme on or after May 7, 2004 is not determinable, as such grants are within the discretion of ADM International’s Board or a committee appointed by it. However, as noted above, the maximum number of shares of Common Stock of the Company that may be issued pursuant to options granted to all employees as a group under the Share Option Scheme on or after May 7, 2004 is 5,000,000, subject to adjustment and amendment as described above under “Adjustments and Amendments.”

Termination

      No invitations to employees to join the Share Option Scheme may be issued after November 1, 2011, the twentieth anniversary of its original approval. The Share Option Scheme may be terminated at any earlier time as may be determined by ADM International’s Board or a duly authorized committee. Termination of the Share Option Scheme will not affect grants made prior to termination. No further grants will be made after termination. ADM International may apply for extension of the term of the Share Option Scheme.

Voting Requirements

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy and entitled to vote on this item at the meeting is required for approval of the Share Option Scheme. Proxies solicited by the Board of Directors will be voted for approval of the Share Option Scheme unless Stockholders specify otherwise in their proxies. For this purpose, a Stockholder voting through a Proxy who abstains with respect to approval of the Share Option Scheme is considered to be present and entitled to vote on the approval of the Share Option Scheme at the meeting, and is casting in effect a negative vote, but a Stockholder (including a broker) who does not give authority to a Proxy to vote or withholds authority to vote on the approval of the Share Option Scheme shall not be considered present and entitled to vote on the proposal.

      If a Stockholder holds its shares in “street name” through a broker or other nominee, the broker of nominee may not be permitted to exercise voting discretion with respect to the Share Option Scheme. Thus, if a Stockholder does not give its broker or nominee specific instructions, its shares will not be voted on the Share Option Scheme and will not be counted in the number of shares necessary for approval.

Recommendation

      The Board of Directors recommends a vote FOR approval of the Share Option Scheme.

STOCKHOLDER’S PROPOSAL NO. 1

      The Community of the Sisters of St. Dominic of Caldwell, New Jersey, 52 Old Swartswood Station Road, Newton, New Jersey 07860, beneficial owners of 2,293 shares of Common Stock of the Company, as primary filers, in conjunction with The Sisters of Saint Ursula, 50 Linwood Road, Rhinebeck, New York 12572, beneficial owners of 5,200 shares of Common Stock of the Company, The Maryknoll Sisters of St. Dominic, Inc., P.O. Box 311, Maryknoll, New York 10545, beneficial owners of 100 shares of Common Stock of the Company, The School Sisters of Notre Dame Cooperative Investment Fund, 336 East Ripa Avenue, St. Louis, Missouri 63125, beneficial owner of 207 shares of Common Stock of the Company, The Ursuline Sisters of the Eastern Province of the U.S. Inc, 323 East 198th Street, Bronx, New York 10458, beneficial owners of 3,600 shares of Common Stock of the Company and The General Board of Pension and Health Benefits of The United Methodist Church, 1201 Davis Street, Evanston, Illinois 60201, beneficial owner of 85,498 shares of Common Stock of the Company have notified the Company that they intend to present the following resolution at the annual meeting. The Board of Directors and the Company accept no responsibility for the proposed resolution and supporting statement. The Board of Directors recommends a vote AGAINST this stockholder proposal. As required by Securities and Exchange Commission rules, the resolution and supporting statement are printed below.

Report on Impacts of Genetically Engineered Food

Archer Daniels Midland 2004

      RESOLVED: Shareholders request that our Board review the Company’s policies for food products containing genetically engineered (GE) ingredients and report (at reasonable cost and omitting proprietary information) to shareholders within six months of the annual meeting on the results of the review, including

(i) the extent that the Company’s food products are derived from or contain GE ingredients;

(ii) the environmental impacts of continued use of GE ingredients in food products sold or manufactured by the company.]

(iii) any contingency plan for sourcing non-GE food ingredients should circumstances so require;

(iv) any issues of competitive advantage and/or brand name loyalty from use or non-use of GE ingredients.

Supporting Statement

Concerns about the impact of genetically engineered food on humans or the environment include:

      The National Academy of Sciences report Biological Confinement of Genetically Engineered Organisms (1/ 2004) states that “It is possible that some engineered genes that confer pest resistance or otherwise improve a crop plant might contribute to the evolution of increased weediness in wild relatives — especially if the genes escape to an organism that already is considered a weed.”... “Other concerns about transgenic organisms include their effects on nontarget populations — including humans — and the potential for transgenes to disperse and spread before becoming deregulated in particular regions or nations.” (p. 2-3)

      Gone to Seed, a study by the Union of Concerned Scientists (3/ 2004) found that genetically engineered DNA is contaminating U.S. traditional seeds of corn, soybeans and canola and that if left unchecked could disrupt agricultural trade, unfairly burden the organic foods industry, and allow hazardous materials into the food supply.

      FDA does not require safety testing of GE food products; the producers of GE-products merely have voluntary safety consultations. It is the developer’s responsibility to assure that the food is safe.

      Weed resistance to the herbicide used widely by farmers who plant genetically engineered herbicide resistant crops, is increasing. (Penn State College of Agricultural Sciences News 5/30/03).

      The testing protocol recommended in 2002 by the Joint UN FAO/ WHO Expert Consultation on Allergenicity of Foods Derived from Biotechnology has not been used for assessing GE-crops on the U.S. market.

      In December 2002, StarLink corn, not approved for human consumption, was detected in a U.S. corn shipment to Japan. StarLink first contaminated U.S. corn supplies in September 2000, triggering a recall of 300 products.

Indicators of market resistance to GE-foods:

      A USDA survey of global attitudes toward GE-wheat indicated opposition or uncertainty. USDA Foreign Agricultural Service offices in 17 countries responded negatively, 32 responded with uncertainty, and only 4 responded positively. (Reuters, 03/15/04)

      A Pew Global Attitudes survey (6/2003) indicates that Western Europeans and Japanese overwhelmingly oppose GE-foods for health and environmental reasons. In the United States 55% are opposed according to this survey.

      Many of Europe’s larger food retailers [J. Sainsbury (UK), Carrefour (France’s largest retailer), Migros (Switzerland’s largest food chain), Delhaize (Belgium), Marks and Spencer (UK), Superquinn (Ireland) and Effelunga (Italy)] have committed to removing GE ingredients from their proprietary products.

Recommendation of the Board of Directors Against the Proposal

      The United States Food and Drug Administration (the “FDA”) is the federal agency primarily responsible for insuring the safety of food and food ingredients. These products are also regulated by the United States Department of Agriculture (“USDA”) and the Environmental Protection Agency (“EPA”). The FDA, USDA and EPA have subjected biotechnology products to analysis based upon sound scientific principles. The Board is not aware that the FDA, USDA, EPA or any other regulatory agency has found or believes that food and food ingredients developed by these techniques, as a class, present any different or greater safety concerns than food and food ingredients developed from traditional sources.

      The Board does not believe the report requested by the Stockholder proposal can be accurately prepared, given the current practices of multi-vendor sourcing prevalent in the United States food distribution system. The Company produces and markets thousands of different products, and uses large volumes of various raw materials. We believe it would be difficult and costly, if not impossible in the absence of federal laws and regulations, for the Company to require its numerous suppliers to identify crops and raw materials derived from modern biotechnology. The Company also believes that the report would necessarily include confidential information about its products, and the publication of the information would put the Company at a competitive disadvantage. Further, while the Company is able to obtain limited quantities of non-genetically engineered crops, we believe it would be impractical and financially irresponsible for a company of Archer-Daniels-Midland Company’s size and complexity to discontinue merchandising and processing genetically modified crops.

      Archer-Daniels-Midland Company believes that issues relating to biotechnology should be resolved uniformly by the FDA, USDA and other appropriate governmental regulatory agencies. These regulatory agencies can evaluate all aspects of the issues in a balanced and fully-informed manner, and on the basis of sound science.

      Accordingly, the Board of Directors recommends that Stockholders vote AGAINST this Stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless Stockholders specify a different choice.

Deadline for Submission of Stockholder Proposals

      Proposals of Stockholders intended to be presented at the next Annual Meeting and desired to be included in the Company’s Proxy Statement for that meeting must be received by the Secretary, Archer-Daniels-Midland Company, 4666 Faries Parkway, Decatur, Illinois, 62526-5666, no later than May 25, 2005, in order to be included in such Proxy Statement. Generally, if written notice of any Stockholder proposal intended to be presented at the next Annual Meeting, and not included in the Company’s Proxy Statement for that meeting, is not delivered to the Secretary at the above address between August 6, 2005 and September 5, 2005 (or, if the next Annual Meeting is called for a date that is not within the period from October 5, 2005 to December 4, 2005, if such notice is not so delivered by the close of business on the tenth day following the earlier of the date on which notice of the date of such Annual Meeting is mailed or public disclosure of the date of such Annual Meeting is made), or if such notice does not contain the information required by Section 1.4(c) of the Company’s Bylaws, the chair of the Annual Meeting may declare that such Stockholder proposal be disregarded.

Other Matters

      It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting, but in the event that other business does properly come before the meeting calling for a Stockholders’ vote, the named proxies will vote thereon according to their best judgment in the interest of the Company.

By Order of the Board of Directors
ARCHER-DANIELS-MIDLAND COMPANY
D. J. Smith, Secretary

September 22, 2004

EXHIBIT “A”

AUDIT COMMITTEE CHARTER

Purpose

      The Audit Committee (“Committee”) shall assist the Board of Directors (the “Board”) in the oversight of (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, and (3) the performance of the Company’s internal audit function and independent auditors, and (4) the Company’s compliance with legal and regulatory requirements.

Organization and Membership

      The Committee shall be appointed by the Board and consist of at least three Directors, each of whom are independent of management and the Company as defined by the Bylaws of the Company, the SEC and the New York Stock Exchange (the “NYSE”). All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee. The Committee shall aspire to have at least one member who is an “audit committee financial expert” as such term is defined by the SEC. No Director may serve as a member of the Committee if such Director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair such Director’s ability to serve effectively on the Committee. The Board shall designate one member of the Committee as its Chairman. Directors will serve the Committee at the pleasure of the Board and for such terms as the Board may determine. The Committee shall meet at least quarterly and otherwise as the members of the Committee deem appropriate. Minutes shall be kept of each meeting of the Committee.

Authority and Responsibilities

      The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders relating to the Company’s financial statements and the financial reporting process, preparation of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board. The Committee shall assure that the corporate information gathering and reporting systems developed by management represent a good faith attempt to provide senior management and the Board with information regarding material acts, events and conditions within the Company. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the outside auditors, including the resolution of any disagreements between management and the outside auditors regarding financial reporting, and each outside auditor shall report directly to the Committee. The Committee shall maintain free and open communication with the outside auditors, the internal auditors and management of the Company in fulfilling these responsibilities. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain external counsel or other experts or advisers for this purpose. The Committee shall approve the fees and other retention terms related to any such external counsel, experts and advisors retained by the Committee. In addition, the Committee will promulgate, and have the authority to assure adherence to, policies and procedures regarding compliance with the law, the Company’s procedures for circulating these policies and for educating employees regarding compliance with these policies. The Committee shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters. The Committee shall perform such other duties and responsibilities as may be assigned to the Committee by the Board.

Statement of Processes

      The following shall be the principal recurring processes of the Committee in fulfilling its responsibilities. These processes are set forth as a guide with the understanding that the Committee may amend or supplement them as appropriate and as permitted or required by applicable laws.

      1. The Committee shall have a clear understanding with management and the outside auditors that the outside auditors are ultimately accountable to the Committee, as representatives of the Company’s Board and shareholders. The Committee shall be responsible for ensuring that the outside auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the outside auditors (and its affiliated auditors) and the Company consistent with Independence Standards Board Standard No. 1. The Committee shall engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors and shall take appropriate action in response to the outside auditors’ report to satisfy itself of the outside auditors’ independence. The Committee shall also be responsible for obtaining from the outside auditors any reports required of outside auditors under NYSE listing standards and for reviewing such reports.

      2. The Committee shall approve in advance all audit and non-audit services proposed to be provided by the outside auditors and, with respect to non-audit services, shall only approve those services that do not meet the definition of prohibited non-audit services under applicable laws and regulations. This pre-approval requirement shall be subject to applicable de minimus exceptions and shall permit the Committee to delegate the power to grant pre-approvals to subcommittees consisting of one or more members of the Committee; provided that such subcommittee pre-approvals are presented to the full Committee at its next scheduled meeting.

      3. The Committee shall recommend to the Board clear hiring policies for employees or former employees of the Company’s outside auditors and shall assure regular rotation of partners involved in the audit of the Company’s financial statements as required by applicable laws and regulations.

      4. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the outside auditors. Annually, the Committee shall review and make the selection of the Company’s outside auditors.

      5. The Committee shall discuss with the internal auditors and the outside auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the outside auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. The Committee shall review with the outside auditors any audit problems or difficulties and management’s response thereto. Further, the Committee shall meet separately with the internal auditors and the outside auditors, with and without management present, to discuss the results of their examinations.

      6. The Committee will require senior corporate officers to report to the Committee on a regular basis regarding education concerning, and compliance with, the Company’s policies and procedures and all federal and state laws.

      7. The Committee will report regularly to the Board regarding the effectiveness of the Company’s policies and procedures.

      8. The Committee shall review the interim financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, with management and the outside auditors, both separately and together, prior to the filing of the Company’s Quarterly Report on Form 10-Q in accordance with SAS No. 61 and on a general basis. The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the outside auditors under SAS No. 61, and shall also discuss with the outside auditors the sufficiency of the Company’s internal controls. The Committee shall receive information from management about any significant deficiencies or material weaknesses in the design or operation of internal controls.

      9. The Committee shall review with management and the outside auditors, both separately and together, the financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of all critical accounting principles and practices, the reasonableness of significant judgments, any alternative treatments discussed with management and the impact of such alternative treatments, the clarity of the disclosures in the financial statements, and approve if appropriate major changes to the Company’s internal auditing and accounting principles and practices. Also, the Committee shall discuss the results of the annual audit, the sufficiency of the Company’s internal controls and any other matters required to be communicated to the Committee by the outside auditors under generally accepted auditing standards.

      10. The Committee shall review and discuss generally with management the Company’s policies regarding earnings press releases, including the use of any non-GAAP financial measures.

      11. The Committee shall prepare the report to be included in the Company’s annual proxy statement as required by the rules of the Securities and Exchange Commission (the “SEC”).

      12. The Committee shall annually review its own performance.

      13. All actions of the Committee shall be regularly reported to the Board or submitted to the Board for ratification.

      14. The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval. Decisions by the Board regarding the content and application of these requirements shall be final.

ARCHER-DANIELS-MIDLAND COMPANY

2002 INCENTIVE COMPENSATION PLAN

Article 1.     Establishment, Objectives, and Duration

      1.1.     Establishment of the Plan. Archer-Daniels-Midland Company, a Delaware corporation (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the “Archer-Daniels-Midland Company 2002 Incentive Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, and Cash-Based Awards. Subject to approval by the Company’s Stockholders, the Plan shall become effective as of December 1, 2002 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

      1.2.     Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company’s goals and which link the personal interests of Participants to those of the Company’s Stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

      1.3.     Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been distributed according to the Plan’s provisions. However, in no event may an ISO be granted under the Plan more than ten years after the Effective Date.

Article 2.     Definitions

      Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

      2.1.     “Affiliate” shall mean an “affiliate” of the Company, within the meaning of such term under Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

      2.2.     “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, or a Cash-Based Award.

      2.3.     “Award Agreement” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

      2.4.     “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      2.5.     “Board” or “Board of Directors” means the Board of Directors of the Company.

      2.6.     “Cash-Based Award” means an Award granted to a Participant, as described in Article 9 herein.

      2.7     “Change of Control” means either:

(a) A Person other than the Company or a Subsidiary of the Company acquires Beneficial Ownership, directly or indirectly, of thirty-percent (30%) or more of either (i) the then outstanding shares of Company common stock, or (ii) the combined voting power of the Company’s then

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outstanding securities entitled to vote generally in the election of directors (“Voting Securities”), provided that the following will not constitute a Change of Control under this subsection (a):

(i) Any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege with respect to outstanding convertible or exchangeable securities unless such convertible or exchangeable securities were acquired directly from the Company);

(ii) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries;

(iii) Any acquisition by any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the persons who were the Beneficial Owners, respectively, of the outstanding Company common stock and Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the outstanding Company common stock and Voting Securities, as the case may be;

(b) Approval by the stockholders of the Company of (i) the complete dissolution or liquidation of the Company, or (ii) the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the persons who were the Beneficial Owners, respectively, of the outstanding Company common stock and Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the outstanding Company common stock and Voting Securities, as the case may be;

(c) The consummation of a reorganization, merger or consolidation of the Company (other than a merger or consolidation with a subsidiary of the Company) or a statutory exchange of outstanding Voting Securities of the Company, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of the outstanding Company common stock and Voting Securities immediately prior to such reorganization, merger, consolidation or exchange Beneficially Own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the outstanding Company common stock and Voting Securities, as the case may be;

(d) A majority of the members of the Board of Directors of the Company are not Continuing Directors, with the term “Continuing Directors” meaning (i) the members of the Board as of the Effective Date, and (ii) any individual who becomes a member of the Board after such date whose election, or nomination for election by the shareholders of the Company, was approved by the vote of at least two-thirds of the then Continuing Directors, but excluding any individual whose initial assumption of office as a director of the Company occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board; or

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(e) Adoption by the Board of a resolution to the effect that any Person has acquired effective control of the business and affairs of the Company.

      2.8.     “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      2.9.     “Committee” means the Compensation Committee of the Board of Directors, which shall consist of two or more directors all of whom shall satisfy the requirements for an “outside director” under Code Section 162(m) and/or a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act; provided, however, that as to any Section 162(m) Award, if any member of the Compensation Committee shall not satisfy such “outside director” requirements, “Committee” means a subcommittee (of two or more persons) of the Compensation Committee consisting of all members thereof who satisfy such “outside director” requirement. Notwithstanding the foregoing, for purposes of making and administering all Option grants made by an officer or officers of the Company pursuant to the delegation provided for in paragraph 6.1 below, the Committee shall consist of the officer or officers to whom such delegation has been made, acting together or individually, unless otherwise specified by the Board of Directors.

      2.10.     “Company” means Archer-Daniels-Midland Company, a Delaware corporation, and any successor thereto as provided in Article 18 herein.

      2.11.     “Covered Employee” means a Participant who, in the sole judgement of the Committee, may be treated as a “covered employee” under Code Section 162(m) at the time income is recognized by such Participant in connection with an Award that is intended to qualify for the Performance-Based Exception.

      2.12.     “Date of Grant” shall mean the date on which an Award under the Plan is approved by the Committee or such later effective date for such Award as the Committee may specify.

      2.13.     “Disability” shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan or, if no such plan exists, at the discretion of the Committee.

      2.14.     “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

      2.15.     “Employee” means any person who is an employee of the Company, any Affiliate or any Subsidiary; provided, however, that with respect to ISOs, “Employee” means any person who is considered an employee of the Company or any Subsidiary for purposes of Treasury Regulation 1.421-7(h).

      2.16.     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.17.     “Fair Market Value” on any date shall be determined on the basis of the closing sale price on the trading date immediately prior to such date on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

      2.18.     “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article 7 herein.

      2.19.     “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

      2.20.     “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

      2.21.     “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

      2.22.     “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

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      2.23.     “Participant” means an Employee who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

      2.24.     “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

      2.25.     “Performance Share” means an Award granted to a Participant, as described in Article 9 herein.

      2.26.     “Performance Unit” means an Award granted to a Participant, as described in Article 9 herein.

      2.27.     “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way and the Shares are subject to a risk of forfeiture, as provided in Article 8 herein.

      2.28.     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

      2.29.     “Restricted Stock” means an Award granted to a Participant pursuant to Article 8 herein.

      2.30.     “Retirement” shall mean “early retirement” or “normal retirement” within the meaning of such terms under the ADM Retirement Plan.

      2.31.     “Section 162(m) Award” means an Award to a Covered Employee intended to qualify for the Performance-Based Exception.

      2.32.     “Shares” means the shares of common stock of the Company, without par value.

      2.33.     “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Article 7 herein.

      2.34.     “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest; provided, however, that with respect to ISOs, the term “Subsidiary” shall include only an entity that qualifies under Code Section 424(f) as a “subsidiary corporation” with respect to the Company.

      2.35.     “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (with a similar cancellation of the Tandem SAR when a Share is purchased under the Option).

Article 3.     Administration

      3.1.     Committee Members. The Plan shall be administered by the Committee. The members of the Committee shall be appointed by and serve at the pleasure of the Board. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

      3.2.     Discretionary Authority. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Employees to whom, and the time or times at which, Awards may be granted, the number of Shares, units or other rights subject to each Award, the Option Price or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance measure, performance goals and other conditions of an Award, the duration of the Award, and all other terms of an Award. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

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      3.3.     Action by the Committee. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the act of a majority of the members present at any meeting at which a quorum is present or the act approved in writing by a majority of all the members of the Committee shall be the act of the Committee. In the performance of their duties under this Plan, the Committee members shall be entitled to rely upon information and advice furnished by the Company’s officers, employees, accountants or counsel, or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of this Plan.

Article 4.     Shares Subject to the Plan and Maximum Awards

      4.1.     Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be twenty-five million (25,000,000), no more than ten million (10,000,000) of which may be granted in the form of Restricted Stock. The Shares to be delivered under the Plan will be made available from authorized but unissued Shares or issued Shares that are held in the Company’s treasury. To the extent that any Award payable in Shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, Shares covered thereby will no longer be charged against the foregoing maximum Share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. If a Tandem SAR is granted, then the Tandem SAR and the related Option shall be counted as covering only the number of Shares subject to the related Option for purposes of applying the limitations of this Section 4.1.

      Subject to adjustments as provided in Section 4.2 herein, the following rules shall apply to grants of such Awards under the Plan:

(a) Stock Options: The maximum aggregate number of Shares that may be covered by Stock Options, pursuant to Awards granted in any one fiscal year to any one single Participant, shall be one million (1,000,000).

(b) SARs: The maximum aggregate number of Shares that may be covered by Stock Appreciation Rights, pursuant to Awards granted in any one fiscal year to any one single Participant, shall be one million (1,000,000).

(c) Restricted Stock: The maximum aggregate number of Shares that may be covered by Awards of Restricted Stock granted in any one fiscal year to any Participant shall be Five Hundred Thousand (500,000).

(d) Performance Shares: The maximum aggregate number of Shares that may be covered by Awards of Performance Shares granted in any one fiscal year to any Participant shall be Five Hundred Thousand (500,000).

(e) Performance Units: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Performance Units granted in any one fiscal year to any one Participant shall be Two Million Dollars ($2,000,000).

(f) Cash-Based Awards: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Cash-Based Awards granted in any one fiscal year to any one Participant shall be Two Million Dollars ($2,000,000).

      4.2.     Adjustments in Shares. If there shall occur any recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to the Shares, or any merger, consolidation, reorganization or other change in corporate structure affecting the Shares, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, and subject to Article 19 hereof, cause an adjustment to be made in (i) the maximum number and kind of securities subject to and available for Awards as provided in Section 4.1 hereof, (ii) the number and kind of securities, units, cash or other rights subject to then

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outstanding Awards, (iii) the Option Price or purchase price applicable to then outstanding Awards, (iv) the performance targets or goals applicable to any outstanding Awards, or (v) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of ISOs, any such adjustments shall be made in a manner consistent with the requirements of Code Section 424(a) and, in the case of a Section 162(m) Award, in a manner consistent with the requirements of Code Section 162(m).

Article 5.     Eligibility and Participation

      5.1.     Eligibility. Persons eligible to participate in this Plan include all Employees.

      5.2.     Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

      5.3     Award Agreements. Each Award will be evidenced by an Award Agreement setting forth the terms, conditions and restrictions, as determined by the Committee, which will apply to such Award, in addition to the terms and conditions specified in this Plan. Acceleration of the vesting or exercisability schedule of an Award and of the expiration of the applicable term of the Award is permitted upon such terms and conditions as shall be set forth in the Award Agreement, which may include acceleration resulting from the occurrence of a Change of Control.

Article 6. Stock Options

      6.1.     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee and such officer or officers of the Company who have been delegated the authority to grant and administer Options by the Board of Directors. Notwithstanding the foregoing, officers delegated the authority to grant Options pursuant to this Plan shall not have authority to grant Options to themselves or to any employee of the Company who is subject to the requirements of Section 16 of the Exchange Act.

      6.2.     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, provisions for vesting and exercisability, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

      6.3.     Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

      6.4.     Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than one day prior to the tenth (10th) anniversary date of its grant.

      6.5.     Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Notwithstanding the foregoing, the Committee may at any time, or upon the occurrence of any events specified by the Committee in an Award Agreement, accelerate a Participant’s right to exercise an Option.

      6.6.     Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering, either by actual delivery of Shares or by attestation, previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy

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the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow payment of the Option Price in the form of an authorization to the Company to withhold from the total number of Shares as to which the Option is being exercised the number of Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price for the total number of Shares as to which the Option is being exercised, an irrevocable authorization to a third party with which the Participant has a brokerage or similar relationship to sell the Shares (or a sufficient portion of such Shares) acquired upon the exercise of the Option and remit to the Company a portion of the sale proceeds sufficient to pay the entire Option Price to the Company, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

      6.7.     Additional Rules for Incentive Stock Options.

(a) No ISO shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of the Grant) of the stock with respect to which ISOs are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company, any Subsidiary, or any parent corporation, would exceed the maximum amount permitted under Code Section 422(d). This limitation shall be applied by taking Options into account in the order in which granted.

(b) If Shares acquired by exercise of an ISO are disposed of within two years following the Date of Grant or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Any ISO granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such ISO to qualify as an “incentive stock option” under Code Section 422. Such terms shall include, if applicable, limitations on ISOs granted to ten-percent owners of the Company. An Award Agreement for an ISO may provide that such Option shall be treated as a NQSO to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied.

      6.8.     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

      6.9.     Termination of Employment. The Participant shall have the right to exercise the vested portion of an Option only while such Participant is an Employee, or within three months after such Participant ceases to be an Employee; provided, however, that in the event the employment of the Participant is terminated on account of the Participant’s death, the Participant’s personal representatives, heirs or legatees shall have the right to exercise the vested portion of any Option held by the Participant at the time of his or her death for one year following the date of death.

      6.10.     Nontransferability of Options.

(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

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(b) Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement in accordance with the terms provided below, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder. No NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime by anyone other than such Participant. Notwithstanding the foregoing, an Award Agreement for a NQSO may provide that the Participant shall be permitted, during his or her lifetime and subject to the prior approval of the Committee at the time of proposed transfer, to transfer all or part of the Option to a member or members of his or her immediate family (as defined in the Award Agreement in a manner consistent with the requirements for the Form S-8 registration statement) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners. Any such transfer shall be subject to the condition that it is made by the Participant for estate planning, tax planning, or donative purposes, and no consideration (other than interests in family-related entities to which the transfer is made) is received by the Participant therefore. The transfer of a NQSO may be subject to such other terms and conditions as the Committee may in its discretion impose from time to time, including a condition that the portion of the Option to be transferred be vested and exercisable by the Participant at the time of the transfer. Subsequent transfers of an Option shall be prohibited other than by will or the laws of descent and distribution upon the death of the transferee.

Article 7.     Stock Appreciation Rights

      7.1.     Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The base price of a Freestanding SAR shall equal the Fair Market Value of a Share on the Date of Grant of the SAR. The base price of Tandem SARs shall equal the Option Price of the related Option.

      7.2.     Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

      7.3.     Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

      7.4.     SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the base price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.5.     Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

      7.6.     Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the base price; by (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR

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exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee’s determination regarding the form of SAR pay out shall be set forth in the Award Agreement pertaining to the grant of the SAR.

      7.7.     Termination of Employment. The Participant shall have the right to exercise the vested portion of a SAR only while such Participant is an Employee, or within three months after such Participant ceases to be an Employee; provided, however, that in the event the employment of the Participant is terminated on account of the Participant’s death, the Participant’s personal representatives, heirs or legatees shall have the right to exercise the vested portion of any SAR held by the Participant at the time of his or her death for one year following the date of death.

      7.8.     Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 8.     Restricted Stock

      8.1.     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

      8.2.     Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

      8.3.     Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement. The end of such Period of Restriction may be conditioned upon the satisfaction of such conditions as are specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

      8.4.     Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the continued employment of the Participant, the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws. Until such time as all conditions and/or restrictions applicable to Shares of Restricted Stock have been satisfied and the Shares vest at the end of the applicable Period of Restriction, they shall be evidenced by a certificate deposited with the Company or its designee, or by a book-entry notation on the records of the Company’s transfer agent. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by a Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

      8.5.     Voting Rights. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

      8.6.     Cash Dividends. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions on the Participant’s receipt of the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock is intended to be a Section 162(m) Award,

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the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception.

      8.7.     Termination of Employment. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Shares of Restricted Stock following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

      8.8.     Section 83(b) Election. If a Participant makes an election pursuant to Code Section 83(b) with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

Article 9.     Performance Units, Performance Shares, and Cash-Based Awards

      9.1.     Grant of Performance Units/ Shares and Cash-Based Awards. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

      9.2.     Value of Performance Units/ Shares and Cash-Based Awards. At the time Performance Units, Performance Shares, and/or Cash-Based Awards are granted, the Committee shall determine, in its sole discretion, one or more performance periods (the “Performance Periods”) and the performance goals to be achieved during the applicable Performance Periods, as well as such other restrictions and conditions as the Committee deems appropriate. Performance goals for Performance Units, Performance Shares, and/or Cash-Based Awards shall be set using the performance measures set forth in Section 10. In the case of Performance Units, the Committee shall also determine a target unit value or a range of unit values for each Award. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. Each Cash-Based Award shall have such value as may be determined by the Committee.

      9.3.     Earning of Performance Units/ Shares and Cash-Based Awards. Subject to the terms of this Plan, after each applicable Performance Period has ended, the Committee shall determine the extent to which performance goals have been attained or a degree of achievement between minimum and maximum levels with respect to Awards of Performance Units/ Shares and Cash-Based Awards in order to establish the level of payment to be made, if any, and shall certify the results in writing prior to payment of an Award.

      9.4.     Form and Timing of Payment of Performance Units/ Shares and Cash-Based Awards. Payment of earned Performance Units/ Shares and Cash-Based Awards shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value determined as of the end of the applicable Performance Period equal to the value of the earned Performance Units/ Shares and Cash-Based Awards. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

      9.5.     Compliance with Code Section 162(m). In the case of Performance Units, Performance Shares, and/or Cash-Based Awards granted to Covered Employees that are intended to be Section 162(m) Awards, the Committee shall make all determinations necessary to establish the terms of such Section 162(m) Awards within 90 days of the beginning of the applicable Performance Period (or such other time period required under Code Section 162(m)), including, without limitation, the

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designation of the Covered Employees to whom such Section 162(m) Awards are made, the performance measures applicable to the Awards and the performance goals that relate to such measures, and the dollar amounts or number of Shares payable upon achieving the applicable performance goals. As and to the extent required by Code Section 162(m), the provisions of such Section 162(m) Awards must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Covered Employee, and must preclude discretion to increase the amount of compensation payable under the Award (but may permit discretionary decreases in the amount of compensation payable.)

      9.6.     Termination of Employment Due to Death, Disability, or Retirement. Unless determined otherwise by the Committee and set forth in the Participant’s Award Agreement, and except in the case of Section 162(m) Awards, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a pro-rata payout of the Performance Units/ Shares or Cash-Based Awards based on the applicable performance goals which have been achieved for such Awards, if any, as determined by the Committee. Payment of earned Performance Units/ Shares or Cash-Based Awards shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement. With respect to any Performance Units/ Shares or Cash-Based Awards that were intended to be Section 162(m) Awards, in the event the employment of a Participant is terminated by reason of death or Disability, the Committee may waive the requirement under such Awards held by the Participant that one or more performance goals be achieved as a condition of any payment under such Awards; provided, however, that after such waiver any such Award will no longer qualify for the Performance-Based Exception.

      9.7.     Termination of Employment for Other Reasons. In the event that a Participant’s employment terminates for any reason other than those reasons set forth in Section 9.6 herein, all Performance Units/ Shares and Cash-Based Awards shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant’s Award Agreement.

      9.8.     Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/ Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.

Article 10.     Performance Measures

      The performance measure(s) that may be used for purposes of determining the degree of payout and/or vesting with respect to Section 162(m) Awards shall be chosen from among the following (these performance measures may be applied on an absolute or comparative basis, and may be applied to the Company, any Subsidiary or Affiliate, or any division or business unit thereof):

(a)	Earnings per share;

(b)	Net income (before or after taxes);

(c)	Return on assets or return on equity;

(d)	Cash flow return on investments, which equals net cash flows divided by owners equity;

(e)	Earnings before or after taxes;

(f)	Gross revenues;

(g)	Share price (including, but not limited to, growth measures and total stockholder return); and

(h)	Total business return (calculated as a multiple of EBITDA (earnings before interest, taxes, depreciation and amortization) less debt plus dividends).

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In the case of Awards that are not Section 162(m) Awards, the Committee shall designate performance measures from among the foregoing or such other business criteria as it shall determine in its sole discretion. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that in the case of Section 162(m) Awards, no such adjustment may increase the amount payable under the Award.

Article 11.     Forfeiture Conditions

      The Committee may provide in an Award Agreement for conditions of forfeiture of a Participant’s rights with respect to such Award in the event of: (i) the termination of employment of the Participant for “cause” (as defined in an Award Agreement), (ii) the Participant’s breach of such restrictive covenants (e.g., non-competition and confidentiality restrictions) as may apply to the Participant, or (iii) the Participant’s having engaged in an activity that is detrimental to the Company (including, without limitation, criminal activity or accepting employment with a competitor of the Company). Such conditions of forfeiture may include, in the discretion of the Committee, (a) suspension or cancellation of the Participant’s right to exercise an Option or SAR (whether or not then otherwise exercisable), (b) suspension or cancellation of the Participant’s pending right to receive an issuance of Shares or cash payment in settlement of any Award, (c) the forfeiture of any Shares of Restricted Stock held by the Participant or (d) following the issuance of Shares or payment of cash upon exercise, vesting or payment of an Award, either (1) cancellation of the Shares so issued (and repayment to the Participant of the full purchase price, if any, paid for such shares) or (2) requiring the Participant to pay to the Company in cash an amount equal to the gain realized by the Participant from such Award (measured by the value (on the date of receipt) of any property and/or amount of cash received by the Participant under the Award, to the extent in excess of any amount paid by the Participant). The Company may deduct from any amounts the Company may owe a Participant from time to time any amounts the Participant may owe the Company under this Article 11 and any related Award Agreements.

Article 12.     Beneficiary Designation

      Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 13.     Deferrals

      The Committee may permit (upon timely election by the Participant) or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/ Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 14.     Rights of Employees

      14.1.     Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any affiliate to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Affiliate.

      14.2.     Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

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      14.3     Shareholders. A Participant shall have no rights as a shareholder with respect to any Shares covered by an Award until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

Article 15.     Amendment, Modification, and Termination

      15.1.     Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment or modification of the Plan shall be effective without the consent of the Company’s stockholders that would (i) change the class of persons eligible to participate under the Plan, (ii) increase the number of Shares reserved for issuance under the Plan or the maximum number of shares subject to Awards under Article 4, hereof, or (iii) allow the grant of Options at an exercise price below Fair Market Value. In addition, the Board may seek the approval of any amendment or modification by the Company’s stockholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Code Section 162(m) or Code Section 422, the listing requirements of the New York Stock Exchange or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant.

      15.2.     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that it would be inconsistent with a Section 162(m) Award’s meeting the requirements of Code Section 162(m).

      15.3.     Compliance with Code Section 162(m). The Committee shall have the discretion to grant Awards under the Plan which are Section 162(m) Awards and Awards which are not Section 162(m) Awards. Section 162(m) Awards granted under the Plan shall comply with the Performance-Based Exception from the tax deductibility limitations of Code Section 162(m).

Article 16. Withholding

      16.1.     Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

      16.2.     Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 17. Indemnification

      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under or in connection with the Plan and against and from

13

any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 18. Successors

      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company.

Article 19. Fundamental Change

      In the event of a proposed dissolution or liquidation of the Company, a proposed sale of substantially all of the assets of the Company, a proposed merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a proposed statutory share exchange involving capital stock of the Company (any of the foregoing referred to as a “Fundamental Change”), the Committee may, but shall not be obligated to do any of the following:

(a) Replacement of Options or SARs. If the Fundamental Change is a merger or consolidation or statutory share exchange, the Committee may make appropriate provision for the protection of the outstanding Options and SARs by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, in lieu of Options, SARs and capital stock of the Company.

(b) Cancellation of Options or SARs. At least 30 days prior to the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option or SAR of the declaration, that each outstanding Option and SAR, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or SAR, within ten days after the Fundamental Change, of cash equal to the product of (i) the amount, if any, by which the Event Proceeds per Share (as defined below) exceeds, in the case of an Option, the exercise price per share of such Option or, in the case of an SAR, the base price per share as of the date of grant, and (ii) the number of Shares subject to such Option or SAR. At the time of such a declaration, each SAR and each Option shall immediately become exercisable in full and each person holding an Option or a SAR shall have the right, during the period preceding the time of cancellation of the Option or SAR, to exercise the Option as to all or any part of the Shares covered thereby or the SAR in whole or in part, as the case may be. If such a declaration occurs, each outstanding Option and SAR that has not been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change. No person holding an Option or a SAR shall be entitled to any payment under this Article 19 if the scheduled term of such Option or SAR expires before the Fundamental Change. For purposes of this Article 19, “Event Proceeds per Share” shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received for each Share by the shareholders of the Company upon the occurrence of the Fundamental Change.

Article 20. Legal Construction

      20.1.     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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      20.2.     Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      20.3.     Securities Law Compliance. With respect to Participants subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. If any provision of this Plan or of any Award Agreement would otherwise frustrate or conflict with the intent expressed in the preceding sentence, that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Participants who are then subject to Section 16 of the Exchange Act. In addition, no Shares will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Shares may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such Shares of the same class are then listed, and under any blue sky or other securities laws applicable to such Shares.

      20.4.     Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Illinois.

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RULES OF

THE ADM INTERNATIONAL LIMITED
SAVINGS-RELATED SHARE OPTION SCHEME

Approved by the Inland Revenue under reference SRS1126/GRP

Amended by the Board of Directors and further approved by

the Inland Revenue on 27 February 2003

INDEX

Rules of the ADM International Limited

Savings-Related Share Option Scheme

Definitions		Page 1

1.	Invitations to apply for Grants of Options	Page 3

2.	Scaling Down	Page 4

3.	Grant of Options	Page 4

4.	Limitations on Grant	Page 4

5.	Exercise and Lapse of Options	Page 5

6.	Manner of Exercise of Options	Page 6

7.	Take-over, Reconstruction or Winding-up of the Company	Page 6

8.	Substitution of Options	Page 7

9.	Variation of Capital	Page 8

10.	Administration and Amendment of the Scheme	Page 8

11.	Termination	Page 9

RULES OF THE ADM INTERNATIONAL LIMITED

SAVINGS-RELATED SHARE OPTION SCHEME

DEFINITIONS

      In these rules, the following words and expressions shall have the following meanings:

“The Act”	The Income and Corporation Taxes Act 1988.

“Adoption Date”	The date on which the Scheme is adopted by the company in general meeting.

“Announcement Date”	The date on which Archer Daniels Midland Company announces its annual or half-yearly results in any year whilst the Scheme exists.

“Auditors”	The auditors of the Company for the time being who shall in any matter in which they are required to act for the purposes of these Rules act as experts and not as arbitrators.

“Board”	The directors present at a duly convened meeting of the board of directors of the Company or a duly authorised committee of the Board at which a quorum is present.

“Bonus Date”	The earliest date on which a Standard Bonus or Maximum Bonus is payable under a Related Savings Contract.

“Company”	ADM International Limited (registered in England No. 1090901).

“Control”	The meaning given to it by Section 840 of The Act and “Controlling” shall be construed accordingly.

“Date of Grant”	The date on which an Option is granted under Rule 3.1.

“Eligible Employee”	Any employee or director of a Participating Company who is chargeable to tax in respect of his office or employment under Case I of Schedule E.

“Invitation Date”	The date on which the Board invites Eligible Employees to apply for a grant of Options.

“Market Value”	On any day the average of the middle market quotations of a Share as derived from the New York Stock Exchange for the three immediately preceding dealing days.

For the purposes of these Rules, the Market Value shall be converted into Pounds Sterling at the noon buying rate in New York City USA for cable transfers payable in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York for the dealing day preceding the relevant Invitation Date.

“Maximum Bonus”	The sum of the bonus payable on or after the seventh anniversary of the date of commencement of the Related Savings Contract plus the Standard Bonus.

“Option”	A right to subscribe for Shares to be granted in accordance with these Rules or which has been so granted and is still subsisting.

“Participant”	An Eligible Employee who has been granted an Option under the Scheme. Reference to a Participant shall include, when the context so admits or requires, the personal representatives of a Participant.

“Participating Company”	The Company and any other company of which the Company has Control and which is for the time being nominated by the Board to be a Participating Company.

“Redundancy”	The meaning given to it by the Employment Protection (Consolidation) Act 1978.

“Related Savings Contract”	The Savings Contract entered into (or, as the context may require, to be entered into) by an Eligible Employee in connection with an Option.

“Retirement”	Retirement on reaching the age of 65 years.

“Rules”	These Rules (as amended from time to time in accordance with Rule 10.1).

“Savings Contract”	A contract under a certified contractual savings scheme, within the meaning given to that term by Section 326 (2) or Section 326 (3) of The Act.

“The Schedule”	Schedule 9 to The Act (as amended from time to time).

“Scheme”	The ADM International Limited Sharesave Scheme as constituted in accordance with and subject to any amendments effected in accordance with these Rules.

“Shares”	Fully paid ordinary shares in the capital of Archer Daniels Midland, Company which satisfy the conditions of paragraphs 10 to 14 inclusive of The Schedule.

“Standard Bonus”	The bonus payable on or after the fifth anniversary of the date of commencement of the Related Savings Contract.

“Subscription Price”	The price (in pounds Sterling) at which the Board may determine that each Share subject to an Option may be acquired on the exercise of that Option being, subject to Rule 9 (Variation of Capital), the higher of:

(i) the nominal value of a Share, and

(ii) an amount not less than 80% of the Market Value of a Share on the day before the invitation to apply for that Option was issued pursuant to Rule 1.

“Subsisting Options”	An Option which has neither lapsed nor been exercised.

      Where the context so admits or requires, words in the singular shall include the plural and vice versa and words in the masculine shall include the feminine.

      Any reference to a statutory provision shall be deemed to include that provision as it may from time to time be amended, extended or re-enacted.

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RULE 1     INVITATIONS TO APPLY FOR GRANTS OR OPTIONS

      1.1     The Board may invite every Eligible Employee to apply for the grant of an Option to acquire Shares at any time provided that no invitation may be made after the twentieth anniversary of the Adoption Date.

      1.2     Each invitation shall specify:

(a) the date, being 14 days after the Invitation Date, by which an application must be made; and

(b) the method by which the Subscription Price at which Shares may be acquired on the exercise of any Option granted in response to the application is to be communicated to Participants; and

(c) the maximum permitted aggregate monthly savings contribution, being the lesser of the maximum specified in paragraph 24 (2) of The Schedule and such sum (being a multiple of £l and not less than £5) as the Board decides shall apply in respect of that invitation; and

(d) whether Options are to be exercisable after five years or after seven years from the Date of Grant.

      1.3     In the event that the Board is prevented by statute, order or regulation from inviting applications for Options within any period referred to in Rule 1.1, the Board may invite applications for options within the period of 42 days after the lifting of such restrictions.

      1.4     Each invitation shall be accompanied by or there shall be made available to each Eligible Employee a proposal form for a Savings Contract and an application form which shall provide for the applicant to state:

(a) the monthly savings contribution (being a multiple of £l and not less than £5) which he wishes to make under the Related Savings Contract; and

(b) that his proposed monthly savings contributions then being made under any other Savings Contract linked to an Option granted under the Scheme or any other scheme approved under The Schedule, will not exceed the maximum permitted aggregate monthly savings contribution specified in the invitation: and

(c) whether, for the purposes of determining the number of Shares over which an Option is to be granted (and taking into account the Option period specified by the Company pursuant to Rule 1.2 (d)), the repayment under the Related Savings Contract is to be taken as including the Maximum Bonus or the Standard Bonus.

and to authorise the Board to enter (if necessary) on the Related Savings Contract Proposal form such monthly savings contribution, not exceeding the maximum stated on the application form, as shall be determined pursuant to Rule 2 (Scaling Down).

      1.5     Each application shall be deemed to be for an Option over the largest whole number of Shares which can be bought at the Subscription Price with the expected repayment under the Related Savings Contract at the appropriate date.

      1.6     The forms referred to in Rule 1.4 must be returned to the Company duly completed no later than the date specified in Rule 1.2 (a), failing which the invitation shall be deemed to be declined.

      1.7     Invitations to apply for Options may be issued by means of notices on the Company’s notice boards, circular to departmental managers or by such other methods as the Board may determine.

      1.8     Should a Participant cease making contributions to a Related Savings Contract before 60 contributions have been made then, for the purposes of calculating the maximum contribution which can be made under any new Related Savings Contract linked to any new grant of Options, the Participant shall

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despite the cessation of contributions be deemed still to be contributing to those Related Savings Contracts at the appropriate rate until the balance of the 60-month period has expired.

RULE 2     SCALING DOWN

      2.1     If the Board receives valid applications for Options over an aggregate number of Shares which exceeds the limit determined under Rule 4.2 in respect of that invitation, then the following steps shall be taken successively to the extent necessary to eliminate the excess:

First, each election for a bonus to be included in the repayment under the Related Savings Contract shall be deemed to be an election for no bonus to be so included

Secondly, the excess over £10 of the monthly savings contribution chosen by each applicant under the Related Savings Contract shall be reduced pro-rata to the extent necessary

Thirdly, applications will be selected by lot, each based on a monthly savings contribution of £10 and the inclusion of no bonus in the repayment under the Related Savings Contract.

      2.2 Each application shall be deemed to have been modified or withdrawn in accordance with the application of the foregoing provisions of this Rule 2 and the Board shall arrange for the completion of each Related Savings Contract proposal form to reflect any reduction in monthly savings contributions as a result of scaling down.

RULE 3     GRANT OF OPTIONS

      3.1     No later than 30 days following the earliest of the three dealing days referred to in the definition of Market Value the Board shall grant to each applicant who is still an Eligible Employee and is not precluded from participation in the Scheme by virtue of paragraph 8 of The Schedule (Material Interest in a Close Company) an Option over the number of Shares for which, pursuant to Rule 1.5 and subject to Rule 2, he is deemed to have applied.

      3.2     As soon as practicable after the relevant Date of Grant and in any event within 30 days the Board shall procure to be issued an option certificate in respect of each Option in such form, not inconsistent with these Rules, as the Board may determine.

      3.3     No Option may be transferred or assigned (other than by operation of law on a participant’s death) or charged and any purported transfer, assignment or charge shall cause the Option to lapse forthwith. Each Option certificate shall carry a statement to this effect.

RULE 4     LIMITATION ON GRANT

      4.1     Subject to the provisions of Rule 9 (Variation of Capital) no Option shall be granted if such grant would result in the aggregate of:

(a) the number of Shares over which Subsisting Options have been granted under the Scheme; and

(b) the number of Shares which have been issued on the exercise of Options granted under the Scheme; and

(c) the number of Shares over which Subsisting Options have been granted under any other share option scheme during the period of 10 years ending on the relevant Date of Grant; and

(d) the number of Shares which have been issued pursuant to any other employee share scheme (including a share option scheme) during the period of 10 years ending on the relevant Date of Grant exceeding 5% of the number of Shares then in issue. The maximum number of Shares represented by that percentage, but not the percentage, may be adjusted as the Board of Directors of Archer Daniels Midland Company may with the written confirmation of its auditors consider appropriate upon the occurrence of an issue or reorganisation of shares.

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      4.2     The Board may, before issuing invitations on any occasion and in consultation with Archer Daniels Midland Company, determine a limit on the number of Shares which are to be available in respect of that invitation in order to ensure that Shares remain available for subsequent invitations.

      4.3     No Option shall be granted to an Eligible Employee if the monthly savings contribution under the Related Savings Contract, when added to the monthly savings contributions then being made under any other Savings Contract would exceed the maximum specified in paragraph 24 (2) of The Schedule.

RULE 5     EXERCISE AND LAPSE OF OPTIONS

      5.1     Subject to Rules 6 (Manner of Exercise of Options), 7 (Takeover etc. of the Company) and 8 (Substitution of Options), any Subsisting Option way be exercised by a Participant in whole or in part at any time following the earliest of the following events:

(a) the relevant Bonus Date; or

(b) the death of the Participant; or

(c) the Participant ceasing to be a director or employee of any Participating Company by reason of injury, disability, Retirement or Redundancy; or

(d) the Participant ceasing to be a director or employee of any Participating Company by reason only that the office or employment

(i) is in a company of which Archer Daniels Midland Company ceases to have Control; or

(ii) relates to a business or part of a business which is transferred to a person who is neither an associated company of Archer Daniels Midland Company (as defined in Section 416 of The Act) nor a company of which Archer Daniels Midland Company has Control.

(e) the Participant ceasing to be a director and/or employee of any Participating Company for any other reason, more than three years after the date of Grant of the relevant Option.

      5.2     An Option shall lapse on the earliest of the following events:

(a) except where the Participant has died, the expiry of six months following the Bonus date; or

(b) where the Participant has died during the six months following the Bonus Date, the first anniversary of the Bonus Date; or

(c) where the Participant has died before the Bonus date, the first anniversary of his death; or

(d) unless the Participant has died, the expiry of six months after the Option has become exercisable by virtue of rule 5.1 (c); or

(e) the expiry of six months after the Option has become exercisable by virtue of Rule 5.1 (d) or in accordance with Rule 7 (Takeover etc. of the Company); or

(f) the expiry of six months after the Option has become exercisable by virtue of Rule 5.1 (e); or

(g) the Participant ceasing to be a director or employee of any Participating Company in circumstances in which the Option does not become exercisable or remains a Subsisting Option in accordance with Rule 8 (Substitution of Options); or

(h) the Participant being adjudicated bankrupt.

      5.3     If any Participant continues to be employed by a Participating Company after the date of which he reaches the age specified in the definition of Retirement for the purposes of these Rules, he may exercise any Subsisting Option within six months following that date.

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      5.4     No person shall be treated for the purpose of this Rule 5 as ceasing to be employed by any Participating Company until he is no longer employed by Archer Daniels Midland Company, any Associated Company or company of which the Company has Control.

      5.5     Contributions under the Related Savings Contract shall cease when the employee’s employment ceases, for whatever reason. No contributions made after the cessation of employment shall be available for application to the purchase of Shares over which Options are held.

RULE 6     MANNER OF EXERCISE OF OPTIONS

      6.1     No Option may be exercised by a Participant at any time when he is, or by the personal representatives of a Participant who at the date of his death was, precluded by paragraph 8 of The Schedule from participating in the Scheme.

      6.2     Except pursuant to Rule 8 (Substitution of Options), no Option may be exercised at any time when the Shares which may be acquired by exercise of that Option are not Shares as defined in these Rules.

      6.3     An Option may only be exercised over the number of Shares which may be purchased with the sum obtained by way of repayment under the Related Savings Contract.

      6.4     An Option shall be exercised by the Participant giving notice to the Company in writing of the number of Shares in respect of which he wishes to exercise the Option accompanied by the appropriate payment (which shall not exceed the sum obtained by way of repayment under the Related Savings Contract) and the relevant Option certificate and shall be effective on the date of its receipt by the Company.

      6.5     The Company shall procure Shares to be allotted and issued pursuant to a notice of exercise within 30 days of the date of exercise. Save for the rights determined by reference to a date preceding the date of allotment, such Shares shall rank pari passu with the other Shares of the same class in issue at the date of allotment.

      6.6     When an Option is exercised only in part, it shall lapse to the extent of the unexercised balance.

      6.7     For the purposes of Rules 6.3 and 6.4 above, any repayment under the Related Savings Contract shall exclude the repayment of any contribution the due date for payment of which falls more than one month after the date of which repayment is made.

RULE 7	TAKEOVER, RECONSTRUCTION OR WINDING-UP OF ARCHER DANIELS MIDLAND COMPANY

      7.1     If any person obtains Control of Archer Daniels Midland Company as a result of making:

(a) a general offer to acquire the whole of the issued ordinary share capital of Archer Daniels Midland Company which is made on a condition such that if it is satisfied the person making the offer will have Control of Archer Daniels Midland Company; or

(b) a general offer to acquire all the shares in Archer Daniels Midland Company which are of the same class as the Shares then subject to Rule 8 (Substitution of Options), any Subsisting Option may be exercised within six months of the time when the person making the offer has obtained Control of Archer Daniels Midland Company and any condition subject to which. the offer is made has been satisfied, provided that no such exercise shall be permitted later than 10 years from the Date of Grant.

      7.2     If under Section 425 of the Companies Act 1985 the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of Archer Daniels Midland Company or its amalgamation with any other company or companies then, subject to

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Rule 8 (Substitution of options) any Subsisting Option may be exercised within six months of the Court sanctioning the compromise or arrangement.

      7.3     If under Sections 428 to 430 inclusive of the Companies Act 1985 any person becomes bound or entitled to acquire Shares then, subject to Rule 8 (Substitution of options), any Subsisting Option may be exercised at any time when that person remains so bound or entitled.

      7.4     In the event that a resolution for the voluntary winding-up of Archer Daniels Midland Company (except for the purpose of reconstruction or amalgamation) is passed, a Participant may by notice in writing to Archer Daniels Midland Company within six months after the commencement of the winding-up (but not later than 10 years from the Date of Grant) and on payment of the aggregate repayment of the Related Savings Contract for the Shares elect that any Subsisting Option on the date of such notice shall be treated as if it had been wholly or partly exercised, as the case may be, immediately before the commencement of the winding-up. That Participant shall then become entitled to be paid a sum equal to the amount he would have received in the winding-up as the holder of the Shares to which he would have been entitled on such exercise.

      7.5     Subject to the foregoing provisions all Options shall lapse on the passing of a resolution or the making of an order for the winding-up of-Archer Daniels Midland Company.

      7.6     For the purposes of this Rule 7 a person shall be deemed to have obtained Control of a company if he and others acting in concert with him have together obtained Control of it.

RULE 8     SUBSTITUTION OF OPTIONS

      8.1     If a company (for the purposes of this Rule the “Acquiring Company”) acquires Control of Archer Daniels Midland Company in accordance with Rule 7.1 or 7.2 or becomes bound or entitled to acquire Shares in accordance with Rule 7.3, Participants may, by agreement with the Acquiring Company release a Subsisting Option (for the purposes of this Rule 8 an “Old Option”) in consideration of the grant to them of a new Option (for the purposes of this Rule 8 a “New Option”) provided that any New Option granted satisfies the following conditions:

(a) it is over shares in:

(i) the Acquiring Company; or

(ii) a company Controlling the Acquiring Company; or

(iii) a company which either is, or has Control of, a company which is a member of a consortium owning either the Acquiring Company or a company Controlling the Acquiring Company which in any of these cases satisfy the conditions specified in paragraphs 10 to 14 inclusive of The Schedule (and the term “Shares” in these Rules shall after the grant of New Options in relation to holders of New Options mean shares as described in this sub-rule); and

(b) it is exercisable only in accordance with and otherwise subject to these Rules as they had effect immediately before the release of the Old Option; and

(c) it is a right to acquire such number of Shares which on acquisition of the New Option have a total Market Value immediately after the grant equal to the total Market Value of the Shares the subject of the Old Option; and

(d) it has an exercise price such that the aggregate consideration payable on exercise in full of the New Option is equal to the aggregate consideration which would have been payable on exercise in full of the Old Option.

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      8.2     Any New Option shall be granted in accordance with Rule 8.1 within the following relevant period:

(a) in a case occurring as a consequence of an event falling within Rule 7.1 or 7.2 respectively, the period of six months provided in the relevant Rule;

(b) in a case occurring as a consequence of an event falling within Rule 7.3 the period provided in that Rule.

      8.3     The New Option shall, for all other purposes of this Scheme, be treated as having been acquired at the same time as the Old Option for which it is substituted.

      8.4     With effect from the release of the Old Option pursuant to Rule 8.1, this Rule 8 and Rule 6 (Manner of Exercise of Options), Rule 7 (Takeover etc. of Archer Daniels Midland Company), Rule 9 (Variation of Capital), Rule 10.4 (relating to company accounts), Rule 10.5 (relating to notices) and Rule 10.6 (relating to unissued shares) shall, in relation to the New Option, be construed as if references to Archer Daniels Midland Company were references to the Acquiring Company, or as the case may be, the other company in respect of shares in which the New Option is granted.

      8.5     The exercise of an option pursuant to the preceding provisions of this Rule 8 shall be subject to the provisions of Rule 9 (Variation of Capital) below.

RULE 9     VARIATION OF CAPITAL

      In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction of capital by Archer Daniels Midland Company, the number of Shares subject to any Option and the Subscription Price for each of those Shares shall be adjusted in such manner and with effect from such date (not excluding retrospective adjustment where the variation preceded the date of exercise of an Option but the record date relating to such variation preceded such date of exercise) as the Board may determine to be appropriate and the Auditors shall have confirmed in writing to be in their opinion fair and reasonable provided that:

(a) the Inland Revenue shall have approved the adjustment; and

(b) the aggregate amount payable on the exercise of an option in full is neither materially changed nor increased beyond the expected repayment under the Related Savings Contract at the Bonus Date; and

(c) the Subscription Price for a Share is not reduced below its nominal value; and

(d) following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 10 to 14 of The Schedule.

RULE 10     ADMINISTRATION AND AMENDMENT OF THE SCHEME

      10.1     The Board shall, subject to Rules 10.2 and 10.11, have the power from time to time to make and vary such regulations (in a manner not inconsistent with the Scheme) for the implementation and administration of the Scheme as it thinks fit and to make any alteration to the Scheme and/or these Rules by resolution.

      10.2     No alteration made pursuant to Rule 10.1 shall alter adversely the terms of any Options granted prior to such alteration except with such prior consent or sanction of Participants as would be required under the provisions for the alteration of class rights contained in the Articles of Association of the Company for the time being if the Shares to be allotted on the exercise of Options constituted a separate but single class of shares (or two or more classes of shares according to the respective Dates of Grant as the Board may deem appropriate) and such shares were entitled to such rights.

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      10.3     Any decision of the Board made pursuant to any provisions of the Scheme (including on a matter where the confirmation of the Auditors is required and has been obtained) shall be final and binding.

      10.4     Participants shall not be entitled prior to the exercise of an Option to receive copies of accounts, circulars and notices sent to the Company’s shareholders.

      10.5     The provisions of the Company’s Articles of Association for the time being relating to the service of notices on members shall apply (with necessary changes) to any notice to be given under the Scheme to a Participant.

      10.6     Archer Daniels Midland Company shall keep available sufficient unissued shares to satisfy the exercise in full of all Options for the time being remaining capable of being exercised under the Scheme.

      10.7     It is a condition of the Scheme that any benefits accruing to a Participant on the grant or exercise of an Option shall not count towards the calculation under any statutory or contractual redundancy or severance scheme operating within the Group.

      10.8     It is a condition of the Scheme that a Participant shall not be entitled to any compensation in the event of cessation, lapse or alteration of any rights under the Scheme or under any Option granted pursuant to the Scheme.

      10.9     The Company shall bear the costs of establishing and administering the Scheme.

      10.10     The Company shall maintain or cause to be maintained all necessary accounts and records relating to the Scheme.

      10.11     During any period in which the Scheme is approved under The Act no alteration to the Scheme shall have effect until the Scheme as amended shall have been approved by the Board of Inland Revenue.

RULE 11     TERMINATION

      11.1     No invitations may be issued under the Scheme more than 20 years after the Adoption Date but any rights of Participants then subsisting shall remain in force,

      11.2     Subject to Rule 11.1 the Company by ordinary resolution or the Board by resolution may at any time terminate the operation of the Scheme and in such event no further invitations may be issued but any rights of Participants then subsisting shall remain in force.

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Annual Meeting of Stockholders Thursday, November 4, 2004 11:00 a.m. C.S.T. James R. Randall Research Center 1001 Brush College Road Decatur, IL 62526	2004 ANNUAL MEETING ADMISSION TICKET

Please present this ticket for admittance of the stockholder(s) named above. Admittance will be based upon availability of seating.

Instructions for Voting Your Proxy

This proxy covers all Archer-Daniels-Midland Company shares you own in any of the following ways (provided the registrations are identical):

•	Shares held of record

•	ADM Dividend Reinvestment Plan

•	ADM 401(k) Plan for Hourly Employees

•	ADM Employee Stock Ownership Plan for Salaried Employees

•	ADM Stock Purchase Plan for Salaried Employees-Canada

•	ADM Employee Stock Ownership Plan for Hourly Employees

•	ADM Stock Purchase Plan for Hourly Employees-Canada

•	ADM 401(k) Plan for Salaried Employees

•	ADM Stock Purchase Plan

We are now offering stockholders three alternative ways of voting this proxy:

•	By Telephone (using a touch tone telephone)

•	Through the Internet (using a browser)

•	By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING Available only until 5:00 p.m. Eastern time on November 3, 2004

•	This method of voting is available for residents of the U.S. and Canada

•	On a touch tone telephone, call TOLL FREE 1-800-850-5909, 24 hours a day, 7 days a week

•	You will be asked to enter ONLY the CONTROL NUMBER shown below

•	Have your proxy card ready, then follow the prerecorded instructions

•	Your vote will be confirmed and cast as you directed

INTERNET VOTING Available only until 5:00 p.m. Eastern time on November 3, 2004

•	Visit the Internet voting website at http://proxy.georgeson.com

•	Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen

•	You will incur only your usual Internet charges

VOTING BY MAIL Simply mark, sign and date your proxy card and return it in the postage-paid envelope

•	If you are voting by telephone or the Internet, please do not mail your proxy card

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

     ☒Please mark votes as in this example.

This proxy, when properly executed, will be voted in the manner directed below. If no direction is made, this proxy will be voted “FOR” Items 1, 2 and 3 and “AGAINST” Item 4.

Archer-Daniels-Midland Company’s Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

1.	Election of Directors	FOR all nominees	WITHHOLD AUTHORITY
	G.A. Andreas, A.L. Boeckmann, M.H. Carter, R.S. Joslin, P.J. Moore, M.B. Mulroney, T.F. O’Neill, O.G. Webb, K.R. Westbrook	listed (except as indicated) ☐	to vote for all nominees listed ☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list above.)

2.	Adopt Amendment to Archer-Daniels-Midland Company 2002 Incentive Compensation Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Adopt ADM International Limited Savings-Related Share Option Scheme.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Archer-Daniels-Midland Company’s Board of Directors recommends a vote “AGAINST” Item 4.

4.	Adopt Stockholder’s Proposal No. 1 (Report on Impacts of Genetically Engineered Food)	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	In their discretion, upon any other business that may properly come before the meeting.

DATE: , 2004
SIGNATURE(S)

IMPORTANT: Please sign exactly as your name(s) appear(s) below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

P R O X Y

PLEASE DETACH PROXY CARD HERE

ARCHER-DANIELS-MIDLAND COMPANY
This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders on November 4, 2004

This proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this Proxy will be voted “FOR” Items 1, 2 and 3 and “AGAINST” Item 4. The undersigned hereby appoints G. A. Andreas, M. H. Carter, and O. G. Webb as Proxies, with the power of substitution, to represent and to vote, as designated below, all the shares of the undersigned held of record on September 15, 2004, at the Annual Meeting of Stockholders to be held on November 4, 2004 and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 1, 2 AND 3 AND
“AGAINST” ITEM 4. .

(Important — To be signed and dated on reverse side)